UNITED STATES
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Washington, D.C. 20549
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Ocugen, Inc.

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Courageous Innovation

ocugen™

2023

PROXY STATEMENT AND NOTICE OF ANNUAL SHAREHOLDER MEETING

Founded
2013

Headquarters
Malvern,
Pennsylvania

Team Members
~100

Pipeline
Gene Therapy / Opthamology
Cell Therapy
Vaccines

Ticker Symbol
OCGN (NASDAQ)

Partners
Bharat Biotech
CanSino Biologics

11 Great Valley Parkway
Malvern, PA 19355
2023 ANNUAL MEETING OF SHAREHOLDERS
To be Held on June 9, 2023
April 20, 2023
DEAR SHAREHOLDER:
I am pleased to share with you our vision, through Courageous Innovation, to deliver vaccines in support of public health, and gene and cell therapies to address unmet medical needs. In 2022, the Ocugen team relentlessly pursued our vision and significantly advanced our programs with consistent, timely deliverables.
Our modifier gene therapy platform experienced several milestones, most notably, the initiation of the OCU400 Phase 1/2 study to assess the safety and efficacy in treating Retinitis Pigmentosa (RP) associated with NR2E3 and RHO mutations and Leber Congenital Amaurosis (LCA) associated with mutation(s) in the CEP290 gene. Currently, RP is associated with mutations in more than 100 genes, affecting approximately 110,000 people in the United States. LCA is associated with mutations in more than 25 genes, affecting approximately 15,000 people in the U.S. Unlike single-gene replacement therapies, which only target one genetic mutation, we believe that our modifier gene therapy platform, through its use of Nuclear Hormone Receptors (NHRs), represents a novel approach with the potential to address multiple retinal diseases caused by mutations in multiple genes with a single unique product as well as address complex diseases caused by imbalances in multiple gene networks. Trial enrollment for adults with RP is now complete with 18 study participants, and in April 2022, we announced positive preliminary safety and efficacy results from our ongoing study. At the close of 2022, the FDA granted expanded orphan drug designation (ODD) to OCU400 encompassing RP and LCA, further supporting a gene-agnostic approach to treating diseases that can result in blindness.
In the third quarter of 2022, we expanded our gene therapy pipeline with OCU410ST as a potential therapy for Stargardt disease—an orphan disease affecting 35,000 people in the U.S. for whom no treatment options exist. In the second quarter of 2023, we intend to file Investigational New Drug applications for OCU410ST, along with OCU410, a potential treatment for dry age-related macular degeneration (dAMD), a disease affecting 10 million people in the U.S. While a therapy was recently approved for geographic atrophy (GA)—an advanced form of dAMD—this offering has limitations, including the need for frequent intravitreal injections (approximately 6-12 doses per year). OCU410 is a potential one-time, curative therapy with a single sub-retinal injection.
Our cell therapy pipeline consists of NeoCart®—a Phase 3-ready, regenerative cell therapy technology that combines revolutionary advancement in bioengineering and cell processing to enhance the autologous cartilage repair process. NeoCart is specifically designed for the treatment of articular cartilage defects in the knee, which affects millions of Americans. Cartilage defects often lead to osteoarthritis if left untreated. Current surgical and nonsurgical treatment options are limited in their efficacy and durability. NeoCart has the potential to provide regenerative native-like cartilage strength with durable benefits post transplantation. In addition to receiving a Regenerative Medicine Advanced Therapy (RMAT) designation from the U.S. Food and Drug Administration (FDA), we received concurrence from the FDA on the confirmatory Phase 3 trial design. We are renovating our R&D facility to accommodate current Good Manufacturing Practice manufacturing of NeoCart for personalized clinical trial material and intend to initiate the Phase 3 trial in the first half of 2024, subject to discussions with the FDA.

Finally, we added OCU500, a novel adenovirus-vectored (ChAd) mucosal vaccine, specifically designed to block COVID-19 at the point of virus entry, to our vaccines portfolio. We remain dedicated in our commitment to fight COVID-19 and address the current treatment gaps with this next generation offering. Subsequently, we announced the OCU500 series of vaccines that includes OCU510, a seasonal quadrivalent flu inhaled vaccine; and OCU520, a combination quadrivalent seasonal flu and bivalent COVID-19 inhaled vaccine. The OCU500 series grants Ocugen a distinct product candidate profile status that could significantly impact major global health obstacles and maximize our opportunity to serve broader patient markets. Please note that for 2023 we are pivoting our focus away from COVAXIN™ towards our next-generation inhaled COVID-19 and flu vaccines programs, which address public health concerns and therefore, will only advance with government funding.
We continue to evolve and raise the bar across all our functions, with our people at the center of everything we do. Recruiting and retaining top talent remains a key corporate goal and in 2022 we were named among the “Best Places to Work” by the Philadelphia Business Journal. As employee survey responses play an important part in the overall evaluation, this recognition reflects our efforts to build a great corporate culture.
I am very proud of everyone at Ocugen. You will see later in the report that in 2022 through early 2023, we grew exponentially to strengthen critical areas of the business and prepare for the next stages of growth. We added Quan Vu—a seasoned healthcare business executive with more than two decades of experience in business development, strategy, and finance—as our CFO/CBO, and Ranjit R. Deshmukh, Ph.D.—with 25 years of experience in manufacturing, late-stage development, and technical operations at major pharmaceutical companies—to lead our manufacturing and supply functions. We also promoted our people from within, including the appointment of Dr. Arun Upadhyay to Chief Scientific Officer to lead the Research and Development and Medical functions. It has been a pleasure working alongside Dr. Upadhyay over the past several years, and we look to his scientific leadership to deliver new breakthroughs in medicine.
We continued to increase visibility among the investment and finance community with our first R&D Day this past November. This was an excellent opportunity to educate bankers, analysts, and funds about the science behind our modifier gene therapy technology for retinal diseases, and to share our long-term vision that includes Biologics License Application filings and product launches in each of the next five years.
Ocugen ended 2022 by ringing the Nasdaq closing bell in recognition of recent accomplishments and in celebration of our passion for patients. It was a phenomenal and humbling experience, and I was deeply honored to share it with our leadership team and Board members.
Over the past decade, we have transformed Ocugen into a cutting-edge, science-based biotechnology company with a robust business model that includes three distinct, paradigm-changing platform technologies: inhalation vaccines, gene therapies, and regenerative cell therapies that address encompassing infectious, ophthalmic, and orthopedic diseases, respectively. 2023 will be a pivotal year for Ocugen as we further advance our diversified and differentiated pipeline and in pursuit of discoveries that may benefit millions of lives. Thank you for your continued support.
Sincerely,
Shankar Musunuri, Ph.D., MBA
Chairman of the Board and Chief Executive Officer
THIS PROXY STATEMENT AND ENCLOSED PROXY CARD ARE
FIRST BEING MAILED TO SHAREHOLDERS ON OR ABOUT APRIL 20, 2023

NOTICE OF ANNUAL MEETING
DEAR SHAREHOLDER:
You are invited to attend Ocugen, Inc.’s Annual Meeting of Shareholders (Annual Meeting) on Friday, June 9, 2023, at 8 a.m. ET.
This year’s Annual Meeting will be a completely virtual meeting of shareholders, which will be conducted via live audio webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/OCGN2023. You will also be able to vote your shares electronically at the Annual Meeting.
At the Annual Meeting, shareholders will vote:
•
To elect the two director nominees that are set forth in the attached Proxy Statement to serve as Class III directors, whose terms will expire in 2026;

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To ratify the selection of Ernst & Young LLP (Ernst & Young) as our Independent Registered Public Accounting Firm for the 2023 fiscal year; and

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To approve, on an advisory basis, the compensation of our Named Executive Officers (NEOs).

Shareholders will also transact any other business that may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.
SHAREHOLDER COMMUNICATION

The Board will give appropriate attention to written communications that are submitted by shareholders and other interested parties and will respond if and as appropriate.
How to Communicate with our Directors	By mail: The Corporate Secretary Ocugen, Inc. 11 Great Valley Parkway Malvern, PA 19355

PROXY STATEMENT

This Proxy Statement, with the enclosed proxy card, is being furnished to shareholders of Ocugen, Inc. (the Company) in connection with the solicitation by our Board of proxies to be voted at our Annual Meeting and at any postponements or adjournments thereof. The Annual Meeting will be held virtually via live audio webcast on Friday, June 9, 2023, at 8 a.m. ET.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS. THIS PROXY STATEMENT AND THE ENCLOSED PROXY CARD ARE FIRST BEING MAILED TO OUR SHAREHOLDERS ON OR ABOUT APRIL 20, 2023. IN ACCORDANCE WITH THE RULES OF THE U.S. SECURITIES AND EXCHANGE COMMISSION, WE ARE ADVISING OUR SHAREHOLDERS OF THE AVAILABILITY ON THE INTERNET OF OUR PROXY MATERIALS RELATED TO OUR FORTHCOMING ANNUAL MEETING. BECAUSE WE HAVE ELECTED TO UTILIZE THE “FULL-SET DELIVERY” OPTION, WE ARE DELIVERING TO ALL SHAREHOLDERS PAPER COPIES OF ALL OF THE PROXY MATERIALS, AS WELL AS PROVIDING ACCESS TO THOSE PROXY MATERIALS ON A PUBLICLY ACCESSIBLE WEBSITE. THIS PROXY STATEMENT AND OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2022 ARE AVAILABLE TO HOLDERS OF OUR COMMON STOCK AT WWW.PROXYVOTE.COM

USER’S GUIDE
PROXY DASHBOARD
To assist you in reviewing this year’s proposals, we call your attention to the following proxy summary. This is only a summary. Please review this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (the 2022 Annual Report) in full.
GENERAL INFORMATION

Meeting Date:	Time:	Location:	Record Date:
Friday, June 9, 2023	8 a.m. ET	The meeting can be accessed by visiting www.virtualshareholdermeeting.com/OCGN2023, where you will be able to listen to the meeting live, submit questions, and vote online. There will be no physical location for shareholders to attend.	Thursday, April 13, 2023
VOTING MATTERS AND VOTING RECOMMENDATIONS

	Matters	Board Vote Recommendation
1	Election of Class III Directors for a Three-Year Term Expiring in 2026 Kirsten Castillo, MBA, and Prabhavathi Fernandes, Ph.D., FIDSA	FOR Each Nominee
2	Ratification of Appointment of Ernst & Young as our Independent Registered Public Accounting Firm for 2023	FOR
3	Approval, on an advisory basis, of the compensation of our NEOs	FOR

BOARD OF DIRECTORS
MEET THE BOARD
The size of our Board is set at seven members and is divided into three classes, each of which has a three-year term. Class I consists of three directors, while Class II and Class III consist of two directors each. You are being asked to vote on the election of our Class III directors, Kirsten Castillo, MBA and Prabhavathi Fernandes, Ph.D., FIDSA, each to serve a three-year term expiring at our 2026 Annual Meeting of Shareholders and until their successors, if any, are elected or appointed, or upon their earlier death, resignation, retirement, disqualification, or removal. Our directors are elected by a plurality of the votes cast by our shareholders at the Annual Meeting. If no contrary indication is made, shares represented by executed proxies will be voted FOR the election of Kirsten Castillo, MBA, and Prabhavathi Fernandes, Ph.D., FIDSA. Each nominee has agreed to serve as a director if elected, and we have no reason to believe that any nominee will be unable to serve.
BOARD EXPERIENCE AND SKILLS MATRIX

The table below summarizes key qualifications, skills, or attributes most relevant to the decision to nominate the director to serve on the Board of Directors. A mark indicates a specific area of focus or expertise on which the Board relies most. The lack of a mark does not mean the director does not possess that qualification or skill. Each director’s biography below describes these qualifications and relevant experience in greater detail. We believe the table below demonstrates the breadth and diversity of the collective experience, expertise, and skills of our Board.
Experience, Expertise, or Attribute	Kirsten M. Castillo, MBA	Prabhavathi Fernandes, Ph.D.	Uday Kompella, Ph.D.	Ramesh Kumar, Ph.D.	Shankar Musunuri, Ph.D., MBA	John Zhang, Ph.D.	Marna C. Whittington, Ph.D.
Industry Experience
Executive/Leadership Experience
Science/Biotech Background
Research/Academic Experience
Business Strategy/ Operations Experience
Financial Expertise
Public Board/CEO Experience
Diverse by Gender
Diverse by Race/Ethnicity

Notice of Annual Meeting of Shareholders and 2023 Proxy Statement | 1

NOMINEES FOR CLASS III DIRECTORS FOR ELECTION AT THE 2023 ANNUAL MEETING FOR TERMS TO EXPIRE AT THE 2026 ANNUAL MEETING

KIRSTEN CASTILLO, MBA

Director since: 2020
Age: 50
Independent
Committee Memberships
•
Compensation Committee

•
Nominating and Corporate
Governance Committee
(Chair)

•
Science and Technology
Committee

Other Public Directorships
•
ACV Auctions Inc. since
October 2020

Career Highlights
•
More than 20 years of supply chain and logistics experience, having held multiple supply chain leadership roles at a spin-off company of 3M Company.

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Served as Chief Executive Officer (CEO) and Chief Operating Officer (COO) at Logistics Planning Services from 2010 to 2017, a privately held transportation and logistics services company.

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Stayed on as COO at GlobalTranz, a full-service, technology-driven third-party logistics provider from 2017 to 2018, following its acquisition of Logistics Planning Services, where she was responsible for all company operations including regional branches in North America and Mexico, delivering $1.6 billion in revenue.

Memberships
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Served as the Vice President of Engagement for Advancing Women’s Excellence in Supply Chain, Operations, Management, and Education from September 2019 to December 2021.

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Served on the Board of The Marvin Companies and ACV Auctions Inc. since April 2019 and October 2020, respectively.

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Member of the Board for various non-profit organizations, including Board of Advisors at Duke University’s Duke Innovation and Entrepreneurship and is the President of the United Way of Washington County.

Ms. Castillo received her Bachelor of Science from the University of Minnesota and her Global Executive Master of Business Administration from the Fuqua School of Business at Duke University.
Ms. Castillo’s expertise in business operations and logistics and her leadership experience led the Board’s decision to nominate Ms. Castillo for reelection to the Board.

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PRABHAVATHI FERNANDES, PH.D., FIDSA

Director since: 2020
Age: 74
Independent
Committee Memberships
•
Audit Committee

•
Compensation Committee
(Chair)

•
Science and Technology
Committee

Other Public Directorships
•
OpGen, Inc. since June 2016

Career Highlights
•
More than 35 years of pharmaceutical discovery, development, and management experience in large and small pharmaceutical companies.

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Previously held executive leadership positions at Bristol-Myers Squibb (BMS) Pharmaceutical Research Institute, Abbott Laboratories, and The Squibb Institute for Medical Research.

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Founded and led four biotechnology and contract research organization companies as President, CEO, and Director of each of these companies.

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Prior to her retirement in December 2016, led Cempra, Inc. for 11 years as its Founder, CEO, and Chief Scientist.

Memberships
•
Chairperson of both, the National Biodefense Science Board and the Scientific Advisory Committee of the Global Antibiotic Research and Development Partnership, a joint initiative of Drugs for Neglected Diseases and the World Health Organization.

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Board of Directors for OpGen, Inc., a publicly traded precision medicine company.

Dr. Fernandes received her Bachelor of Science in Biology and Chemistry from Bangalore University, her Master of Science in Microbiology and Biochemistry from Madras University, and her Ph.D. in Microbiology and Biochemistry from Thomas Jefferson University.
Dr. Fernandes’ extensive experience in the pharmaceutical and biotechnology space led to the Board’s decision to nominate Dr. Fernandes for reelection to the Board.

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CLASS I DIRECTORS—TERMS EXPIRING AT THE 2024 ANNUAL MEETING OF SHAREHOLDERS

SHANKAR MUSUNURI, PH.D., MBA
Director since: 2019 Age: 59 Committee Memberships • None Other Public Directorships • None
Career Highlights
•
Chairman of the Board and CEO since Ocugen went public in September 2019.

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Co-Founder and Chairman of Ocugen since its founding in September 2013 and has additionally served as CEO since May 2015.

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Founder, President, CEO, and a Board member of Nuron Biotech, Inc. from April 2010 to May 2013.

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More than 30 years of industry experience encompassing research and development, operations, and business management including commercial operations in biotechnology companies as well as large pharmaceutical companies.

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Nearly 15 years at Pfizer Inc. (Pfizer) where he held various positions of increasing leadership and responsibility.

Memberships
•
Board of Advisors at Duke University’s Duke Innovation and Entrepreneurship.

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Board member of Musunuri Family Foundation, a non-profit that provides college scholarships to high school students.

Dr. Musunuri obtained his Bachelor of Pharmacy (Honors) from the Birla Institute of Technology and Science, Pilani, a Master of Business Administration from Duke University’s Fuqua School of Business, and a Ph.D. in Pharmaceutical Sciences from the University of Connecticut. He is a recipient of the Distinguished Alumnus Award from the University of Connecticut’s School of Pharmacy.
Our Board believes Dr. Musunuri’s perspective and history as our Co-Founder and Chief Executive Officer, as well as his executive, operational, and commercial expertise qualify him to serve on our Board.

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RAMESH KUMAR, PH.D.
Director since: 2019 Age: 67 Independent Committee Memberships • Audit Committee (Chair) Other Public Directorships • None
Career Highlights
•
Co-founded Onconova Therapeutics, Inc. in 1998 and served as its CEO and a member of its Board from December 1998 to February 2019 and as its President from 1998 to June 2018.

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Previously held positions in research and development and management at Princeton University, BMS, DNX Corporation (later Nextran, a subsidiary of Baxter International Inc.), and Kimeragen, Inc. (later ValiGene S.A.), where he served as President of the Genomics and Transgenics Division.

Dr. Kumar obtained bachelor’s and master’s degrees in microbiology from Panjab University and received his Ph.D. in Molecular Biology from the University of Illinois, Chicago and trained at the National Cancer Institute.
Our Board believes Dr. Kumar’s extensive senior executive and public company experience, and familiarity with the pharmaceutical industry qualify him to serve on our Board.

JUNGE ZHANG, PH.D.
Director since: 2019 Age: 56 Independent Committee Memberships • Nominating and Corporate Governance Committee Other Public Directorships • None
Career Highlights
•
Co-Founder and Chairman of Biopeptek Pharmaceuticals LLC (Biopeptek), a custom peptide manufacturing company, since its founding in 2011.

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Co-Founder and CEO of Mainline Biosciences Inc., a drug discovery and development company, and a Co-Founder and Chairman of Mainline Scientific LLC, a scientific instrument company, since 2015 and 2017, respectively.

•
Prior to co-founding Biopeptek, Dr. Zhang was with the Janssen Pharmaceutical division of Johnson & Johnson from October 2002 to April 2011. Before joining Johnson & Johnson, Dr. Zhang was a Senior Chemist at Eisai Co., Ltd. USA from December 1997 to October 2002.

Dr. Zhang earned a Ph.D. in Analytical Chemistry from Drexel University, a Master of Science in Chemistry from the University of Louisiana, and a Bachelor of Science in Material Science from Wuhan University of Technology in China.
Our Board believes Dr. Zhang’s extensive senior management experience in the pharmaceutical industry provides him with the qualifications and skills to serve on our Board.

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CLASS II DIRECTORS—TERMS EXPIRING AT THE 2025 ANNUAL MEETING OF SHAREHOLDERS

UDAY B. KOMPELLA, PH.D.
Director since: 2019 Age: 56 Independent Committee Memberships • Nominating and Corporate Governance Committee • Science and Technology Committee (Chair) Other Public Directorships • None
Career Highlights
•
Ocugen Co-founder since September 2013.

•
Professor of Pharmaceutical Sciences, Ophthalmology, and Bioengineering at University of Colorado-Anschutz Medical Campus since March 2008, with research interests in the areas of drug discovery, drug delivery, and nanotechnology for treating a variety of degenerative, neovascular, and inflammatory disorders including retinitis pigmentosa, age-related macular degeneration, diabetic retinopathy, and cancers.

Memberships
•
Fellow of the American Association of Pharmaceutical Scientists and The Association for Research in Vision and Ophthalmology, Inc.

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Editor-in-Chief for the journal Expert Opinion on Drug Delivery.

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Editor for Pharmaceutical Research and the Journal of Ocular Pharmacology and Therapeutics.

Our Board believes Dr. Kompella’s deep experience with our business as a Co-Founder of Ocugen and his academic experience in pharmaceutical sciences and ophthalmology provides him with the qualifications and skills to serve on our Board.

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MARNA C. WHITTINGTON, PH.D.

Director since: 2022
Age: 75
Independent
Committee Memberships
•
Audit Committee

•
Compensation Committee

Other Public Directorships
•
Phillips 66 since May 2012

•
Oaktree Capital Group, LLC
since July 2012

Career Highlights
•
CEO of Allianz Global Investors Capital from 2001 until her retirement in January 2012.

•
COO of Allianz Global Investors, the parent company of Allianz Global Investors Capital from 2002 to 2011.

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Managing Director and COO of Morgan Stanley Investment Management from 1996 to 2001.

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Previously served as Executive Vice President and Chief Financial Officer (CFO) of the University of Pennsylvania.

•
Previously served as the Secretary of Finance for the State of Delaware.

Memberships
•
A director of Phillips 66 and Oaktree Capital Group, LLC.

•
Served on the Board of Macy’s Inc. from 1993 until May 2022.

She holds a Master and Ph.D. in Quantitative Methods from the University of Pittsburgh and a Bachelor of Arts in Mathematics from the University of Delaware.
Our Board believes Dr. Whittington’s extensive leadership and public company experience provides her with the qualifications and skills to serve on our Board.

Notice of Annual Meeting of Shareholders and 2023 Proxy Statement | 7

BOARD COMMITTEES
Our Board has established various Committees to assist in discharging its duties: the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee, and the Science and Technology Committee. Each member of our Committees is an “independent director” as defined by the United States Securities and Exchange Commission (SEC) and The Nasdaq Stock Market LLC (Nasdaq). Each of the Committees has the authority, as its members deem appropriate, to engage legal counsel, other experts, or consultants to assist the Committee in carrying out its responsibilities. The Nominating and Corporate Governance Committee is responsible for overseeing periodic self-evaluations of the Board to determine whether our Board and its Committees are functioning effectively. Each Committee also conducts periodic self-evaluations of their own performance and reports its conclusions to our Board.
The Committee memberships and primary responsibilities of each Committee are as follows:
Director	Independent	Board	AC	CC	NCGC	STC
Shankar Musunuri, Ph.D., MBA	No	C
Ramesh Kumar, Ph.D.	Yes	M	C
Junge Zhang, Ph.D.	Yes	M			M
Uday B. Kompella, Ph.D.	Yes	M			M	C
Marna C. Whittington, Ph.D.	Yes	M	M	M
Kirsten Castillo, MBA	Yes	M		M	C	M
Prabhavathi Fernandes, Ph.D., FIDSA	Yes	M	M	C		M
AC = Audit Committee	CC = Compensation Committee	NCGC = Nominating and Corporate Governance Committee	STC = Science and Technology Committee	C = Chair	M = Member
Audit Committee
The Audit Committee assists our Board by providing oversight of our financial management, Independent Registered Public Accounting Firm, accounting and financial reporting processes, as well as other matters as directed by the Board or the Audit Committee Charter.
Among other things, the Audit Committee’s responsibilities include:
•
Having sole discretion and direct responsibility for appointing, evaluating, retaining, compensating, overseeing, and, when necessary, terminating our engagement with our Independent Registered Public Accounting Firm;

•
Discussing with management and the Independent Registered Public Accounting Firm our annual and quarterly financial statements and related disclosures and pre-approving all audit services;

•
Establishing and overseeing compliance with our procedures governing treatment of complaints concerning our accounting, internal controls related to accounting or auditing matters, and submissions of confidential and anonymous employee concerns regarding accounting or auditing matters;

•
Reviewing our Code of Business Conduct and Ethics (Code of Conduct), including assessing the adequacy of the Code of Conduct and recommending any proposed changes to the Board, and our compliance with applicable legal requirements, as well as any litigation or material government investigations, and making corresponding reports to the Board;

•
Overseeing our risk assessment and risk management processes and the guidelines and procedures to implement such processes;

•
Reviewing and ratifying all related person transactions, based on the standards set forth in our Related Party Transactions Policy; and

•
Preparing the Audit Committee Report required to be included in our annual proxy statement.

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The members of our Audit Committee are Dr. Kumar (Chair), Dr. Fernandes, and Dr. Whittington. Dr. Whittington became a member of the Audit Committee in June 2022. Manish Potti, former director who did not stand for re-election at our 2022 Annual Meeting of Shareholders, served as a member of our Audit Committee until June 2022. All members of our Audit Committee are deemed “independent” and financially literate under the applicable rules and regulations of the SEC and Nasdaq. Dr. Kumar and Dr. Whittington also qualify as an “audit committee financial expert” within the meaning of SEC regulations.
Compensation Committee
The Compensation Committee reviews the performance and development of our management in achieving corporate goals and objectives and ensures that our executive officers (including our CEO) are compensated effectively in a manner consistent with our strategy, competitive practice, and shareholder interests, as well as such other matters as directed by our Board or the Compensation Committee Charter. Among other things, the Compensation Committee’s responsibilities include:
•
Reviewing and recommending to our Board the terms of any binding offer letters, employment agreements, termination agreements or arrangements, change in control agreements, indemnification agreements, and other material agreements that we execute with the CEO, as well as reviewing and approving the terms of any such letters, arrangements, or agreements that we execute with any other executive officer;

•
Overseeing the evaluation of our executive officers and preparing assessments of their performance to be discussed periodically with the Board;

•
Annually reviewing and making recommendations to the Board for approval of our CEO’s compensation level and annually reviewing and approving our other executive officers’ compensation levels (including salary, bonus, incentive compensation, severance arrangements, change in control benefits, and other forms of executive officer compensation);

•
Reviewing and making recommendations to the Board regarding director compensation, including all forms of paid cash compensation and equity compensation granted to members of the Board;

•
Reviewing and making recommendations to the Board regarding incentive compensation and equity-based plans that are subject to approval by the Board, as well as approving tax-qualified, non-discriminatory employee benefit plans (and any parallel non-qualified plans) for which shareholder approval is not sought and pursuant to which stock options or stock may be acquired by officers, directors, employees, or consultants;

•
Overseeing the executive and equity compensation plans and other compensation and benefit plans that are adopted by us from time to time; and

•
Determining stock ownership guidelines for our CEO and other executive officers and monitoring compliance with guidelines, if deemed advisable by the Board or the Compensation Committee.

Our Compensation Committee may, in its sole discretion, retain or obtain the advice of compensation consultants, legal counsel, or other advisors, after taking into consideration applicable factors affecting independence that are specified under Nasdaq and SEC regulations. Our Compensation Committee is directly responsible for the appointment, compensation, and oversight of the work of any retained compensation consultant, legal counsel, and other advisors, and is empowered, without further action by our Board, to determine and require us to pay such compensation to any compensation consultant, legal counsel, and other advisor retained by the Compensation Committee. Our CEO annually reviews the performance of each of the other executive officers, including the other NEOs (as defined in “Compensation Discussion and Analysis”). He then recommends annual merit salary adjustments and any changes in annual or long-term incentive opportunities for other executives. The Compensation Committee considers our CEO’s recommendations in addition to data and recommendations presented by our executive compensation consultant.
The Compensation Committee engaged the services of Frederic W. Cook & Co., Inc. (FW Cook) to provide executive compensation consulting services. FW Cook presented a summary executive compensation report to the Compensation Committee, which included data about the compensation paid by the companies included

Notice of Annual Meeting of Shareholders and 2023 Proxy Statement | 9

in our peer group (see “Compensation Discussion and Analysis”) and other employers who compete with us for executives. Additionally, FW Cook has updated the Compensation Committee on new developments in areas that fall within the Compensation Committee’s jurisdiction and is available to advise the Compensation Committee regarding its responsibilities. FW Cook serves solely at the discretion of the Compensation Committee and their fees are approved by the Compensation Committee.
The members of our Compensation Committee are Dr. Fernandes (Chair), Ms. Castillo, and Dr. Whittington. Dr. Whittington became a member of our Compensation Committee in June 2022. Dr. Zhang previously served as a member of our Compensation Committee until June 2022. Our Board has determined that all Compensation Committee members are independent under Nasdaq’s listing standards, and that they are “non-employee directors” for purposes of Rule 16b-3 under the Securities and Exchange Act of 1934, as amended (the Exchange Act).
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee identifies qualified individuals for membership on the Board, recommends to the Board the director nominees to fill vacancies on the Board and to stand for election at each annual meeting of shareholders, develops and recommends a set of corporate governance guidelines for the Board, and provides oversight of the corporate governance affairs of the Board, as well as such other matters as directed by the Board or the Nominating and Corporate Governance Committee Charter. Among other things, our Nominating and Corporate Governance Committee’s responsibilities include:
•
Periodically reviewing and adopting procedures regarding director candidates proposed by shareholders;

•
Retaining and terminating any search firm used to identify director nominees, approving the search firm’s fees and other retention terms, and authorizing our payment of compensation to any such search firm without further action by the Board;

•
Identifying, recommending, and evaluating candidates, including candidates submitted by shareholders, for election to the Board and recommending to the Board (i) nominees to fill vacancies or new positions on the Board and (ii) the slate of nominees to stand for election by our shareholders at each annual meeting of shareholders;

•
Developing and recommending to the Board corporate governance guidelines, and periodically reviewing and recommending any necessary or appropriate changes to such guidelines;

•
Recommending to the Board (i) directors to be appointed to or to fill vacancies on each of our Committees; and (ii) director independence determinations for the Board as a whole and each of our Committees;

•
Periodically assessing the appropriate size, composition, and leadership structure of the Board as a whole, the needs of the Board and the respective Committees of the Board, and the qualification of director candidates in light of these needs;

•
Overseeing annual self-evaluations of the Board to determine whether it and its Committees are functioning effectively, as well as determining the nature of the evaluation, supervising the conduct of the evaluation, and preparing an assessment of the Board’s performance to be discussed with the Board;

•
Reviewing the adequacy of the Charter and Bylaws and recommending to the Board, as conditions dictate, amendments for consideration by the shareholders; and

•
Reviewing plans for the development, retention, and succession of our executive officers.

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The Nominating and Corporate Governance Committee is responsible for identifying individuals that the Committee believes are qualified to serve as Board members, as described below in “Board of Directors—Board Structure and Composition.” Although the Nominating and Corporate Governance Committee has not established a formal policy regarding the consideration of diversity in identifying director nominees, the criteria for individuals qualified to serve as Board members as set forth in our Corporate Governance Guidelines include diversity as a factor for consideration. The Nominating and Corporate Governance Committee considers candidates proposed by our shareholders and reviews and evaluates available information regarding candidates proposed by shareholders and applies the same criteria, and follows substantially the same process in considering them, as it does in considering other candidates.
The members of our Nominating and Corporate Governance Committee are Ms. Castillo (Chair), Dr. Zhang, and Dr. Kompella. Dr. Kumar previously served as a member of our Nominating and Corporate Governance Committee until June 2022. Our Board has determined that all Nominating and Corporate Governance Committee members are independent as set forth in Nasdaq’s listing standards.
Science and Technology Committee
The Science and Technology Committee’s focus is to identify and assess business development opportunities that diversify and strengthen our product candidate portfolio. The Science and Technology Committee’s scientific expertise will actively provide direction to us in efforts to continue to expand on our mission of offering innovative solutions for unmet needs within healthcare. Among other things, our Science and Technology Committee’s responsibilities include:
•
Identifying, reviewing, and recommending to our Board opportunities to grow and diversify our product portfolio;

•
Assessing our current programs within preclinical and clinical stages in an effort to recommend strategic opportunities or changes to our portfolio to the Board;

•
Periodically providing updates to the Board regarding market trends, competitive analysis, and scientific innovation that are of relevance to us; and

•
Participating in due diligence efforts and offering a scientific perspective in the assessment of business development opportunities.

The members of our Science and Technology Committee are Dr. Kompella (Chair), Dr. Fernandes, and Ms. Castillo. Our Board has determined that all Science and Technology Committee members are independent as set forth in Nasdaq’s listing standards.

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BOARD GOVERNANCE
Our Board is our ultimate decision-making body, except with respect to those matters reserved to the shareholders. The Board selects our CEO, who in turn selects the members of our senior management team, that are responsible for our day-to-day operations. Our Board acts as an advisor and counselor to senior management and oversees their performance.
Our Board consists of directors divided into three classes, with each class holding office for a three-year term. Kirsten Castillo, MBA and Prabhavathi Fernandes, Ph.D., FIDSA have been nominated by our Board for election at the Annual Meeting for three-year terms that will expire at our 2026 Annual Meeting of Shareholders and until their successors, if any, are elected or appointed, or upon their earlier death, resignation, retirement, disqualification, or removal. Each of the nominees has agreed to be named and to serve, and we expect each nominee to be able to serve if elected. If any nominee is unable to serve, our Nominating and Corporate Governance Committee will recommend to our Board a replacement nominee. The Board may then designate the replacement nominee to stand for election. If you voted for the unavailable nominee, your vote will be cast for their replacement.
BOARD GOVERNANCE SUMMARY FACTS

The following table summarizes our current Board structure and key elements of our corporate governance framework:
Governance Item
Size of the Board (set by the Board)	Seven
Number of Independent Directors	Six
Independent Chairman of the Board	No
Board Self-Evaluation	Annual
Review of Independence of the Board	Annual
Independent Directors Meet Without Management Present	Yes
Voting Standard for Election of Directors in Uncontested Elections	Plurality
Diversity of Board Background, Experience, and Skills	Yes
BOARD COMMITMENT TO DIVERSITY

Board diversity and inclusion is critical to our success. We are proud that 100% of the Ocugen Board meets the Nasdaq requirement for diversity. Per Nasdaq Rule 5605(f), companies are, “required to have at least two diverse board members or to explain the company’s reasons for not meeting this diversity objective. In the U.S., this means one diverse director must self-identify as female, and the other director must self-identify as either a racial or ethnic minority or a member of the LGBTQ+ community.” Presently, the Board consists of an optimal mix of skills, expertise, and diversity capable of effectively overseeing the execution of our business and meeting our evolving needs, with diversity reflecting gender, age, race, ethnicity, background, professional experience, and perspectives.
BOARD STRUCTURE AND COMPOSITION

As presently constituted, the Board represents a deliberate mix of members who have a deep understanding of our business, as well as members who have different skill sets and points of view. The matrix below provides certain highlights of the composition of our Board based on self-identification. Each of the categories listed in the matrix below has the meaning as it is used in Nasdaq Listing Rule 5605(f).

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Board Diversity Matrix (as of the Record Date)
Total Number of Directors	7
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	3	4	—	—
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	1	4	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	2	—	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—	—	—	—
Did Not Disclose Demographic Background	—	—	—	—
CRITERIA FOR BOARD MEMBERSHIP

The Nominating and Corporate Governance Committee has identified certain criteria it will consider in identifying director nominees. Important general criteria and considerations for Board membership include:
•
Nominees should have a reputation for integrity, honesty, and adherence to high ethical standards;

•
Nominees should demonstrate business acumen, experience, and ability to exercise sound judgment in matters that relate to our current and long-term objectives and should be willing and able to contribute positively to our decision-making process;

•
Nominees should have a commitment to understand us and our industry and to regularly attend and participate in meetings of the Board and the Committees of the Board;

•
Nominees should have the interest and ability to understand our sometimes-conflicting interests of the various constituencies, which may include shareholders, employees, customers, governmental units, creditors, and the general public, and to act in the interest of all stakeholders;

•
Nominees should not have, nor appear to have, a conflict of interest that would impair the nominees’ ability to represent our interests and the interests of our shareholders and to fulfill the responsibilities of a director;

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•
Nominees shall not be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability, or any other basis proscribed by law. The value of diversity on the Board should be considered; and

•
Nominees should have the potential to serve on the Board for at least five years.

BOARD INDEPENDENCE

Under Nasdaq’s listing standards, a majority of the members of a listed company’s Board of Directors must qualify as “independent,” as affirmatively determined by the Board of Directors. Our Board consults with our counsel to ensure that the Board’s determinations are consistent with all relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent Nasdaq listing standards, as in effect from time to time.
Our Board has determined that all our directors, except for Dr. Musunuri, are “independent” directors, as defined under the rules of Nasdaq. In making such determination, our Board considered the relationships that each such non-employee director has with us and all other facts and circumstances that our Board deemed relevant in determining his or her independence, including the beneficial ownership of our common stock by each non-employee director. Our independent directors generally meet in an executive session at each regularly scheduled Board meeting.
BOARD LEADERSHIP STRUCTURE

Our Board should remain free to configure the leadership of our Board and the Company in the way that best serves our interests at the time and, accordingly, has no fixed policy with respect to combining or separating the responsibilities of the Chairman of the Board and CEO. Dr. Shankar Musunuri, our CEO, currently serves as the Chairman of the Board. Combining the roles of CEO and Chairman of the Board fosters accountability, effective decision-making, and alignment between interests of the Board and management.
Our Board may, but is not required to, appoint a Lead Independent Director, who shall be selected by a majority of our independent directors and who shall preside over executive sessions of the Board. As of the date of this Proxy Statement, the Board has not appointed a Lead Independent Director. The Nominating and Corporate Governance Committee will periodically assess our Board’s leadership structure and determine whether the leadership structure is appropriate given our specific characteristics or circumstances.
BOARD AND SHAREHOLDER MEETING ATTENDANCE

During 2022, the Board met six times, the Audit Committee met five times, the Compensation Committee met four times, the Nominating and Corporate Governance Committee met four times, and the Science and Technology Committee met three times.
Each Board member attended 75% or more of the aggregate number of meetings of the Board and of the Committees on which he or she served, held during the portion of the last fiscal year for which he or she was a director or Committee member.
Directors are encouraged, but not required, to attend our annual meeting of shareholders. Seven of the directors attended the 2022 Annual Meeting of Shareholders.

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COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During 2022 and as of the date of this Proxy Statement, none of the members of the Compensation Committee was or is one of our officers or employees, and none of our executive officers has served or is serving on the compensation committee or on the board of directors of any company that employed or employs any member of our Compensation Committee or Board.
EVALUATING BOARD EFFECTIVENESS

The Board is committed to continuous improvement and annual self-evaluation is an important tool for evaluating effectiveness. The Board and each Committee conducts rigorous annual self-evaluations of their performance and effectiveness.

PROCESS BEGINS

The Nominating and Corporate Governance Committee initiates and oversees the Board evaluation process, which is conducted at the end of the calendar year.

Each Committee conducts an initial evaluation of its own effectiveness.

EVALUATION

During the evaluation process, the Nominating and Corporate Governance Committee assesses several factors, including:

- Director independence and qualifications to serve on the various Committees, and
- Committee chair assignments and membership rotations.

The Nominating and Corporate Governance Committee also reviews the effectiveness of the overall evaluation process and considers whether to conduct the evaluation through an external third-party provider.

PRESENTATION OF EVALUATION RESULTS

The results of the Board and Committees' evaluations are presented, in executive session, at subsequent Board and Committee meetings, as appropriate.

FOLLOW-UP

Any results requiring additional consideration are addressed at future Board and Committee meetings, as appropriate.

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DIRECTOR COMPENSATION PROGRAM
We have designed and implemented our compensation program for our non-employee directors to attract, motivate, and retain individuals committed to our values and goals and who have the expertise and experience that we need to achieve those goals.
In December 2021, the Compensation Committee recommended to the Board updates to the non-employee director compensation program. This recommendation was based on FW Cook’s competitive review of our non-employee director compensation compared to our peer group and market trends. Among other updates, the Board determined that fixed-value director equity grants eliminate fluctuations in compensation value related to short-term changes in our stock price. The recommended updates, which reflect the compensation program for non-employee directors in fiscal year 2022, were approved by the Board in December 2021, as follows:
•
Initial Equity Grant. Initial grant of stock options to purchase shares of common stock with a grant date fair value of $285,000, vesting monthly over three years, subject to continued service on the Board.

•
Annual Equity Grant. An annual grant of stock options with a grant date fair value of $285,000, granted on the date of our Annual Meeting, and will vest at the earlier of the one-year anniversary of the grant date or the next Annual Meeting of Shareholders, subject to continued service on the Board.

•
Cash Retainers. Cash retainers (to be paid in four quarterly installments) as described below:

2022 and 2023 Compensation Category	Amount
Annual Base Cash Retainer	$40,000
Additional Committee Chair Compensation:
Audit Committee	$20,000
Compensation Committee	$15,000
Nominating and Corporate Governance Committee	$10,000
Science and Technology Committee	$15,000
Additional Committee Membership Compensation:
Audit Committee	$10,000
Compensation Committee	$7,500
Nominating and Corporate Governance Committee	$5,000
Science and Technology Committee	$7,500
In December 2022, the Compensation Committee recommended to the Board that the non-employee director compensation program remain the same for fiscal year 2023. This recommendation, which was based on a similar methodology across companies in our peer group, including cash retainers, was approved by the Board in December 2022.

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2022 DIRECTOR COMPENSATION

The following table provides summary information regarding the 2022 compensation earned by our non-employee directors. Dr. Musunuri did not receive any additional compensation for his service as Chairman of our Board. Dr. Musunuri’s compensation as an employee is described under “Executive Compensation” below.
Name	Fee Earned or Paid in Cash	Stock Option Awards (1)	Total
Uday B. Kompella, Ph.D.	$56,724	$285,095	$341,819
Ramesh Kumar, Ph.D.	$62,184	$285,095	$347,279
Marna C. Whittington, Ph.D.	$41,126	$608,436 (2)	$649,562
Junge Zhang, Ph.D.	$50,460	$285,095	$335,555
Kirsten Castillo, MBA	$63,087	$285,095	$348,182
Prabhavathi Fernandes, Ph.D., FIDSA	$72,500	$285,095	$357,595
Manish Potti (3)	$21,841	$146,129 (4)	$167,970
(1)Amounts represent the grant date fair value of stock option awards granted during 2022, computed in accordance with the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 718, Compensation—Stock Compensation (ASC 718). For a discussion of the assumptions we employ in determining the fair value of stock option awards, please see Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our 2022 Annual Report. The aggregate number of stock options outstanding on December 31, 2022 was 296,426 for Dr. Kompella, 286,926 for Dr. Kumar, 246,474 for Dr. Whittington, 248,426 for Dr. Zhang, 294,426 for Ms. Castillo, and 302,926 for Dr. Fernandes.
(2)This amount includes the initial equity grant awarded to Dr. Whittington upon her appointment to the Board and the annual equity grant that was awarded on the date of our 2022 Annual Meeting of Shareholders.
(3)Mr. Potti resigned from the Board effective as of the date of our 2022 Annual Meeting of Shareholders. Amounts reported as ‘Fees Earned or Paid in Cash’ above represent cash retainers earned for his service on the Board prior to his resignation.
(4)In recognition of Mr. Potti’s past service and contributions to us, the Board amended the terms of Mr. Potti’s outstanding stock options, such that (i) the post-termination exercise period for each stock option was increased from three months to six months following the date of separation, and (ii) otherwise unvested stock options to purchase 91,066 shares of common stock became vested as of Mr. Potti’s resignation date (rather than being forfeited at that time). Mr. Potti did not have any stock options outstanding on December 31, 2022. The amount reported is the fair value resulting from such modifications described above, computed in accordance with ASC 718.
Director Stock Ownership Guidelines. To further align the interests of our directors and executive officers and our shareholders, the Board adopted stock ownership guidelines in March 2022. In the case of our non-employee directors, the guidelines require that each director owns shares of our common stock that have an aggregate fair market value equal to or greater than five times the annual base cash retainer. Individuals have five years after first becoming subject to the guidelines to attain the requisite level of stock ownership. For a more detailed description of these guidelines, see “Compensation Discussion and Analysis—Stock Ownership Guidelines.”

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EXECUTIVE OFFICERS

Shankar Musunuri, Ph.D., MBA, 59, has served as Chairman of the Board and as our CEO since we went public in September 2019. Dr. Musunuri has served as a Co-Founder and Executive Chairman of the Board of Directors of Ocugen since its founding in September 2013 and has additionally served as Ocugen’s CEO since May 2015. Dr. Musunuri has more than 30 years of industry experience encompassing R&D, operations, and business management including commercial operations in biotechnology as well as large pharmaceutical companies. Dr. Musunuri was the Founder, President, CEO, and a Board member of Nuron Biotech, Inc. from April 2010 to May 2013. Previously, Dr. Musunuri spent nearly 15 years at Pfizer where he had held various positions of increasing leadership and responsibility. Prior to joining Pfizer, Dr. Musunuri worked for Amylin Pharmaceuticals, Inc., from 1993 to 1996. Dr. Musunuri obtained his Bachelor of Pharmacy (Honors) from the Birla Institute of Technology and Science, Pilani, a Master of Business Administration from Duke University’s Fuqua School of Business, and a Ph.D. in Pharmaceutical Sciences from the University of Connecticut. He is a recipient of the Distinguished Alumnus Award from the University of Connecticut’s School of Pharmacy. He serves on the Board of Advisors for Duke University’s Duke Innovation and Entrepreneurship.

Arun Upadhyay, Ph.D., 41, has served as our Chief Scientific Officer since September 2022, became an executive officer effective January 1, 2023, and took on additional responsibilities as Head of Research, Development, and Medical in April 2023. Prior to that, Dr. Upadhyay held roles of increasing responsibility since joining us as a Senior/Principal Scientist in February 2017, including serving as our Senior Vice President and Head of Research & Development from December 2021 to September 2022, serving as our Vice President and Head of Research & Development from December 2020 to December 2021, and serving as our Senior Director, Head of Discovery from December 2018 to December 2020. Dr. Upadhyay has over 20 years of experience in discovery research and innovation. He has led manufacturing, process and analytical development, tech-transfer, and end-to-end clinical trial material supply chain to clinical sites. He has worked extensively in drug development—including small molecules, biologics, and advanced cell and gene therapy modalities. Prior to joining Ocugen, he led ophthalmic drug development and delivery research at the University of Colorado Denver in the Department of Pharmaceutical Sciences. Dr. Upadhyay received his Ph.D. in Biotechnology from the National Institute of Immunology and an MSc in Biotechnology from Jawaharlal Nehru University—both in New Delhi, India. He was awarded the American Association of Pharmaceutical Scientists’ “Innovation in Nanotechnology Award” for developing the novel ocular drug delivery systems. Dr. Upadhyay has authored more than 40 scientific publications and holds more than 15 patents.

Quan Anh Vu, 51, has served as our Chief Business Officer (CBO) since February 2023 and as our CFO/CBO since March 2023. Mr. Vu brings more than 20 years of “hands-on” healthcare business executive experience with an emphasis on corporate & business development, strategy, finance, and operations. He possesses a demonstrated history of closing value-additive business transactions and consummating billions of dollars in capital raises and mergers and acquisitions (M&A) deals. Before joining Ocugen, he served as COO/CBO for 180 Life Sciences Corp., responsible for its corporate strategy, operational efficiency, communications efforts, business development initiatives, and capital markets access. Prior to 180 Life Sciences Corp., he held leadership roles of increasing responsibility at Opiant Pharmaceuticals, Inc., Impax Laboratories, LLC, Anthem, and Amgen Inc. Earlier in his career, he worked in the healthcare corporate finance and M&A departments at bulge-bracket investment banks, including Morgan Stanley and Goldman Sachs. Mr. Vu obtained his Bachelor of Arts in Economics from the University of California, Los Angeles, graduating summa cum laude with College Honors and Economics Departmental Honors. He is also a Certified Treasury Professional (inactive).

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CORPORATE GOVERNANCE
BOARD OVERSIGHT OF COMPANY CULTURE AND ENVIRONMENTAL, SOCIAL, AND GOVERNANCE (ESG) HIGHLIGHTS

The Board is committed to fostering a strong culture of compliance and ethical conduct and has structured its Committees and their activities to support this commitment. The Board supports management’s promotion of a corporate culture of integrity, ethical behavior, and compliance with laws and regulations, and ensures that our culture and strategy are aligned. The Board expects all directors, as well as officers and employees, to conduct themselves in a manner consistent with our Code of Conduct and our values. The Board believes that a strong culture of integrity, ethics, and compliance is fundamental to the conduct of our business, and is necessary for managing risk, maintaining investor trust, and ensuring corporate governance.
In fiscal year 2022, our notable ESG highlights include:
•
Our continued focus on further cultivating inclusion, advancing environmental sustainability, and promoting healthier lives for our employees and communities;

•
Our commitment to becoming a more environmentally friendly workplace and taking efforts to reduce our use of plastic internally;

•
Our employees’ acknowledgement and adherence to several policies including our Whistleblower Policy and Insider Trading Policy covering Anti-Hedging and Anti-Pledging prohibited practices;

•
Our expansion of our footprint by recruiting an additional 48 team members, thereby increasing total employee headcount from January 1, 2022 to December 31, 2022 by 50%. We value the diversity of our employees and take pride in our commitment to diversity and inclusion across all levels of our organizational structure, including our Board. We continue to focus on expanding our commitment to diversity and inclusion across our entire workforce, including working with managers to develop strategies for building diverse teams and promoting the advancement of employees from diverse backgrounds;

•
Our investment in the formation of a Diversity, Equity, & Inclusion (DEI) Committee and Charter to cultivate a sense of community, belonging, and respect across our organization;

•
Our expansion of wellness benefits to include offerings such as pre-tax flexible spending accounts for dependent care and employer-assisted health savings accounts for employees who elected eligible medical plans;

•
Our encouragement of healthy lifestyle choices through on-site fitness center offerings for our employees;

•
Our commitment and enhancements related to cybersecurity and data protection via our adoption of web and email security, data backup solutions, VPN connections, antivirus solutions, and a company-wide firewall of incoming and outgoing internet traffic; and

•
Our continued sponsorship of and participation in the Foundation for Fighting Blindness’ Annual Philadelphia Vision Walk. We anticipate we will continue to support charitable initiatives in alignment with our mission to deliver new options for people facing certain diseases.

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We are committed to good corporate governance and integrity in our business dealings. Our governance practices are documented in our Sixth Amended and Restated Certificate of Incorporation, as amended (the Charter), our Amended and Restated Bylaws (the Bylaws), our Code of Conduct, our Corporate Governance Guidelines, and the charters of the Committees. Aspects of our governance documents are summarized below. You can find the charters for the Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee, and Science and Technology Committee, and our Code of Conduct on our website at www.ocugen.com under “Investors.”
We have a written set of corporate governance guidelines that is designed to help ensure effective corporate governance of our Company. Our corporate governance guidelines cover topics including, but not limited to, director responsibilities, director qualification standards, director access to management and independent advisors, director compensation, director orientation and continuing education, the periodic evaluations of our Board and its Committees, and succession planning. Succession planning of our Board is critical to our success. Our goal is to achieve a Board that provides us with effective oversight through the appropriate balance of diversity of perspectives, experience, expertise, and skills. Our corporate governance guidelines are reviewed periodically by the Nominating and Corporate Governance Committee to assess the adequacy of the corporate governance guidelines and recommend any proposed changes to the Board. The corporate governance guidelines are amended by our Board when appropriate. The full text of our corporate governance guidelines is available on our website at www.ocugen.com under “Investors.”
Our Board’s role in risk oversight is consistent with our leadership structure, with management having day-to-day responsibility for assessing and managing our risk exposure and our Board actively overseeing the management of our risks—both at the Board and Committee level. The risk oversight process includes receiving regular reports from each of the Committees and our executive officers to enable our Board to understand our risk identification, risk management, and risk mitigation strategies with respect to areas of potential material risk, including operations (including cyber-security), finance, legal, regulatory, and strategic and reputational risk.
Our Board focuses on the overall risks affecting us. Each Committee has been delegated the responsibility for the oversight of specific risks that fall within its area of responsibility. For example:
•
The Audit Committee of our Board oversees management of financial reporting, compliance, and litigation risks, including risks related to our insurance, information technology, cybersecurity, human resources, and regulatory matters, as well as the steps management has taken to monitor and control such exposures.

•
The Compensation Committee is responsible for overseeing the management of risks relating to our executive compensation policies, plans, and arrangements and the extent to which those policies, plans, and arrangements increase or decrease our risk.

•
The Nominating and Corporate Governance Committee manages risks associated with the independence of our Board, potential conflicts of interest, and the effectiveness of our Board.

•
The Science and Technology Committee assists the Board with its oversight responsibility for risk management in areas affecting Ocugen’s research and development activities.

While each Committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through Committee reports about such risks. Matters of significant strategic risk are considered by our entire Board.
CODE OF CONDUCT

We have a written Code of Conduct that applies to our directors and employees, including our executive officers. The Code of Conduct covers fundamental ethical and compliance-related principles and practices such as accurate accounting records and financial reporting, avoidance of conflicts of interest, protection and use of our property, compliance with legal and regulatory requirements, and internal reporting procedures for violations of the Code of Conduct. The Code of Conduct is available on our website at www.ocugen.com and

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any amendments to the Code of Conduct, or any waivers of its requirements, will be disclosed on our website or in a Current Report on Form 8-K, which we will file with the SEC.
Only the Board may waive any specific provisions of the Code of Conduct for directors and executive officers. The CFO has been designated as the Compliance Officer and may waive any specific provision of this Code of Conduct for employees other than a director and executive officer. In the event of an approved waiver involving the conduct of a director or executive officer, appropriate and prompt disclosure, including disclosure of the reasons for the waiver, must be made to our shareholders as required by applicable laws and stock exchange rules. The Audit Committee shall be responsible for monitoring compliance with the Code of Conduct and shall assess the adequacy of the Code of Conduct periodically and recommend any changes to the Code of Conduct to the Board for approval.
INSIDER TRADING POLICY

Our insider trading policy applies to all of our employees, including our executive officers and directors. The policy, among other things, prohibits (i) trading in call or put options involving our securities and other derivative securities; (ii) engaging in short sales of our securities; (iii) holding our securities in a margin account or pledging our securities to secure margin or other loans; and (iv) engaging in any forms of hedging or monetization transactions, such as zero-cost collars and forward sale contracts.
FAMILY RELATIONSHIPS

There are no family relationships among any of our directors or executive officers.
POLICIES AND PROCEDURES FOR RELATED PARTY TRANSACTIONS

Our Board has adopted a Related Party Transactions Policy setting forth the policies and procedures for the review and approval or ratification of related party transactions. This policy covers any financial transactions, arrangements, or relationships, or any series of similar transactions, arrangements, or relationships, in which we were or are to be a participant, where the amount involved exceeds the lesser of (i) $120,000 in any twelve-month period or (ii) 1% of the average of our assets at the end of the last two fiscal years and in which any related person had, has, or will have a direct or indirect material interest. Our management is responsible for determining whether a transaction is a related party transaction subject to our policy, and upon such determination, is responsible for disclosing the material facts concerning the transaction and the related party’s interest in our transaction to our Audit Committee. In reviewing and approving any such transactions, our Audit Committee is required to consider all available relevant facts and circumstances with respect to the transaction and shall evaluate all available options, including ratification, revision, or termination of the transaction. All of the transactions described under “Certain Relationships and Related Party Transactions” below were either approved or ratified in compliance with our Related Party Transactions Policy.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Described below are any transactions occurring since January 1, 2021 and any currently proposed transactions to which we were a party and in which:
•
The amount involved in the transaction exceeds $120,000; and

•
A director, executive officer, holder of more than 5% of our outstanding capital stock, or any member of such person’s immediate family that has or will have a direct or indirect material interest, other than the compensation, termination, and change in control arrangements that are described in “Executive Compensation.”

Collaborations with Advaite, Inc.
In April 2020, we entered into an agreement with Advaite, Inc., (Advaite) to provide certain support services for Advaite’s development of a diagnostic test kit that is designed to detect antibodies to SARS-CoV-2, the virus that causes COVID-19. Pursuant to the agreement, we were paid on an hourly basis at a rate between $200 to $375 for those hours worked on Advaite-related projects by specific employees, and we are eligible to receive tiered royalty payments based on cumulative net sales of the antibody test kits. In December 2021, we entered into an agreement with Advaite to purchase 2,000 COVID-19 SalivaDirect™ Collection Test Kits (the Test Kits) for use in our trial for COVAXIN™. Pursuant to the agreement, we agreed to pay $320,000 to Advaite for such COVID-19 test kits and the processing of such test kit samples. Additionally, in October 2022, we placed an order for an additional 500 Test Kits and the processing of such test kit samples in the amount of $80,000.
In March 2022, we entered into a services agreement with Advaite to engage them to develop and validate bioanalytical methods for SARS-CoV-2 Spike S1 ELISA, in support of our trials and ongoing research. Pursuant to the services agreement, we agreed to pay approximately $295,000 to Advaite for such services.
Advaite was co-founded and is being managed by Mr. Karthik Musunuri, the son of our Chairman of the Board and CEO, Dr. Shankar Musunuri.
Sponsored Research Agreement with University of Colorado, Denver
In February 2021, we entered into a sponsored research agreement (the UoC Agreement) with the Regents of the University of Colorado, for and on behalf of the University of Colorado, Denver (UoC Denver). The UoC Agreement was effective as of December 15, 2020. Pursuant to the UoC Agreement, UoC Denver agreed to provide certain specified research services related to viral vector formulations for targeted delivery to treat retinal diseases. As consideration for the performance of such services, we agreed to pay UoC Denver a total of approximately $250,000. The research services are to be carried out under the direction and supervision of Dr. Kompella, a member of our Board. The UoC Agreement contains customary terms related to confidentiality, publicity rights to research results and intellectual property, and indemnification.
Employment Agreements
For information on employment arrangements and compensation for service as our officers or on our Board, see “Director Compensation” and “Executive Compensation” sections of this Proxy Statement.
Indemnification Agreements
Our Charter and Bylaws require us to indemnify our directors and officers to the fullest extent permitted by Delaware law. We also entered into indemnity agreements with certain officers and directors. These agreements provide, among other things, that we will indemnify the officer or director, under the circumstances and to the extent provided for in the agreement, for expenses, damages, judgments, fines, and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason of his or her position as a director, officer, or other agent of us, and otherwise to the fullest extent permitted under Delaware law and our Bylaws and Charter.

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ITEM 1: ELECTION OF CLASS III DIRECTORS FOR A THREE-YEAR TERM EXPIRING IN 2026

At the Annual Meeting, our shareholders will vote on the election of two Class III director nominees named in this Proxy Statement as directors, each to serve until our 2026 Annual Meeting of Shareholders and until their respective successors are elected and qualified. Our Board has unanimously nominated Kirsten Castillo, MBA, and Prabhavathi Fernandes, Ph.D., FIDSA for election to our Board at the Annual Meeting.
Each of the nominees has agreed to be named and to serve, and we expect each nominee to be able to serve if elected. If any nominee is unable to serve, the Nominating and Corporate Governance Committee will recommend to our Board a replacement nominee. The Board may then designate the replacement nominee to stand for election. If you voted for the unavailable nominee, your vote will be cast for their replacement.
OUR BOARD UNANIMOUSLY RECOMMENDS SHAREHOLDERS VOTE FOR THE ELECTION OF KIRSTEN CASTILLO, MBA, AND PRABHAVATHI FERNANDES, PH.D., FIDSA.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES
The Audit Committee has appointed and engaged Ernst & Young to serve as our Independent Registered Public Accounting Firm to audit our consolidated financial statements for the 2023 fiscal year and to perform audit-related services.
The Audit Committee works with our management in order to negotiate appropriate fees with our Independent Registered Public Accounting Firm, and is ultimately responsible for approving those fees. The following is a summary and description of fees for services provided by the Ernst & Young in fiscal years 2022 and 2021. Other than as set forth below, no professional services were rendered or fees billed by Ernst & Young during fiscal years 2022 and 2021.
Service	2022	2021
Audit Fees	$790,000	$701,000
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	$790,000	$701,000
“Audit Fees” means the fees billed or incurred by Ernst & Young for professional services rendered in connection with the annual audit, including the integrated audit of internal control over financial reporting, and quarterly reviews of our consolidated financial statements for the years ended December 31, 2022 and 2021, and the fees billed in connection with the filing of registration statements with the SEC.
“Audit-Related Fees” consisted of amounts paid to Ernst & Young for assurance and related services reasonably related to the performance of the audit or review of the financial statements and that are not reported under the ‘Audit Fees’ category. There were no such fees incurred during the years ended December 31, 2022 or 2021.
“Tax Fees” consisted of amounts paid to Ernst & Young for tax compliance and consulting. There were no such fees incurred during the years ended December 31, 2022 or 2021.
AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

The Audit Committee is responsible for appointing, setting compensation for, and overseeing the work of the Independent Registered Public Accounting Firm. The Audit Committee Charter establishes a policy that all audit and permissible non-audit services provided by our Independent Registered Public Accounting Firm, Ernst & Young, will be pre-approved by the Audit Committee. The Audit Committee can pre-approve specified services in defined categories of audit services and audit-related services up to specified amounts as part of the Audit Committee’s approval of the scope of the engagement of Ernst & Young or on an individual case-by-case basis before Ernst & Young is engaged to provide a service. All such audit services were pre-approved in accordance with this policy during the fiscal year ended December 31, 2022. Ernst & Young has not been engaged to perform any non-audit services or tax services.

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AUDIT COMMITTEE REPORT
The Audit Committee has reviewed and discussed the audited consolidated financial statements for the fiscal year ended December 31, 2022, with management and our Independent Registered Public Accounting Firm, Ernst & Young. The Audit Committee has discussed with Ernst & Young the matters required to be discussed by the applicable requirements of the auditing standards of the Public Company Accounting Oversight Board (PCAOB) and the SEC. The Audit Committee has also received the written disclosures and the letter from Ernst & Young required by applicable requirements of the PCAOB regarding Ernst & Young’s communications with the Audit Committee concerning independence and has discussed with Ernst & Young the firm’s independence. Based on the foregoing, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in our 2022 Annual Report for filing with the SEC.
Ocugen, Inc.
Audit Committee
Ramesh Kumar, Ph.D., Chair
Prabhavathi Fernandes, Ph.D., FIDSA
Marna C. Whittington, Ph.D.
ITEM 2: RATIFICATION OF APPOINTMENT OF ERNST & YOUNG AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2023

The Audit Committee has appointed and engaged Ernst & Young to serve as our Independent Registered Public Accounting Firm to audit our consolidated financial statements for the 2023 fiscal year and to perform audit-related services. Shareholders are hereby asked to ratify the Audit Committee’s appointment of Ernst & Young as our Independent Registered Public Accounting Firm for the 2023 fiscal year.
The Audit Committee is solely responsible for selecting our independent auditors. Although shareholder ratification of the appointment of Ernst & Young to serve as our Independent Registered Public Accounting Firm is not required by law or our organizational documents, the Board has determined that it is desirable to seek shareholders’ ratification as a matter of good corporate governance in view of the critical role played by Independent Registered Public Accounting Firms in maintaining the integrity of financial controls and reporting. If the shareholders do not ratify the appointment of Ernst & Young, the Audit Committee will reconsider its selection and decide whether to engage an alternative Independent Registered Public Accounting Firm.
Representatives of Ernst & Young are expected to attend the Annual Meeting where they will be available to respond to appropriate questions and, if they desire, to make a statement.
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF ERNST & YOUNG AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS & MANAGEMENT
The following table sets forth certain information regarding the beneficial ownership of common stock as of the Record Date by (a) each person known by us to be the beneficial owner of more than 5% of the outstanding shares of our common stock, (b) each NEO identified in the Summary Compensation Table below, (c) each director and nominee for director, and (d) all named executive officers and directors as a group.
The percentage of common stock outstanding is based on 226,427,193 shares of our common stock outstanding as of the Record Date. For purposes of the table below, and in accordance with the rules of the SEC, we deem shares of common stock subject to stock options or warrants that are currently exercisable or exercisable within 60 days of the Record Date to be outstanding and to be beneficially owned by the person holding the stock options or warrants for the purpose of computing the percentage ownership of that person, but we do not treat them as outstanding for the purpose of computing the percentage ownership of any other person. Except as otherwise noted, each of the persons or entities in this table has sole voting and investing power with respect to all of the shares of common stock beneficially owned by them, subject to community property laws, where applicable. Except as otherwise noted below, the street address of each beneficial owner is c/o Ocugen, Inc., 11 Great Valley Parkway, Malvern, PA 19355.
	Shares Beneficially Owned
Name of Beneficial Owner	Number of Shares	Percentage
Greater than 5% Shareholders
Blackrock, Inc. (1)	15,061,361	6.65%
The Vanguard Group (2)	11,859,143	5.24%
State Street Corporation (3)	30,121,024	13.30%
SSgA Funds Management, Inc. (4)	25,215,653	11.14%
NEOs and Directors
Shankar Musunuri, Ph.D., MBA (5)	4,562,229	1.99%
Sanjay Subramanian, MBA (6)	35,591	*
Jessica Crespo, CPA (7)	259,957	*
Ramesh Kumar, Ph.D. (8)	253,805	*
Junge Zhang, Ph.D. (9)	1,180,209	*
Uday B. Kompella, Ph.D. (10)	968,749	*
Kirsten Castillo, MBA (11)	311,305	*
Prabhavathi Fernandes, Ph.D., FIDSA (12)	269,805	*
Marna C. Whittington, Ph.D. (13)	182,462	*
All executive officers and directors as a group (9 persons) (14)	8,048,784	3.48%
* Less than 1%
(1)Consists of 15,061,361 shares of common stock, which is based on the most recent publicly disclosed information available. The address for BlackRock, Inc. is 55 East 52nd Street, New York, NY 10001.
(2) Consists of 11,859,143 shares of common stock, which is based on the most recent publicly disclosed information available. The address for The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.
(3)Consists of 30,121,024 shares of common stock, which is based on the most recent publicly disclosed information available. The address for State Street Corporation is 1 Lincoln Street, Boston, MA 02111.

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(4)Consists of 25,215,653 shares of common stock, which is based on the most recent publicly disclosed information available. The address for SSgA Funds Management, Inc. is 1 Lincoln Street, Boston, MA 02111.
(5)Consists of (i)  483,636 shares of common stock, 7,191 shares of common stock issuable pursuant to warrants exercisable within 60 days of the Record Date, and 2,925,698 shares of common stock issuable pursuant to stock options exercisable within 60 days of the Record Date held by Dr. Musunuri; and (ii) 1,145,299 shares of common stock and 405 shares of common stock issuable pursuant to warrants exercisable within 60 days of the Record Date, in each case held by KVM Holdings, LLC. Dr. Musunuri is a member and officer of KVM Holdings, LLC and has voting and investment power over the shares held by KVM Holdings, LLC.
(6)Consists of 35,591 shares of common stock held by Mr. Subramanian, which is based on the most recent publicly disclosed information available.
(7)Consists of 3,920 shares of common stock held, which is based on the most recent publicly disclosed information available, and 256,037 shares of common stock issuance pursuant to stock options exercisable within 60 days of the Record Date held by Ms. Crespo.
(8)Consists of 253,805 shares of common stock issuable pursuant to stock options exercisable within 60 days of the Record Date.
(9)Consists of (i) 215,305 shares of common stock issuable pursuant to stock options exercisable within 60 days of the Record Date held by Dr. Zhang and (ii) 964,904 shares of common stock held by Gupiao Trust. Dr. Zhang is the beneficiary of Gupiao Trust and has voting and investment power over securities held by Gupiao Trust.
(10)Consists of (i) 550,674 shares of common stock, 354 shares of common stock issuable pursuant to warrants exercisable within 60 days of the Record Date, and 263,305 shares of common stock issuable pursuant to stock options exercisable within 60 days of the Record Date held by Dr. Kompella; and (ii) 154,416 shares of common stock held by Kompella LLC. Dr. Kompella has voting and investment power over the shares of common stock held by Kompella LLC.
(11)Consists of 50,000 shares of common stock and 261,305 shares of common stock issuable pursuant to stock options exercisable within 60 days of the Record Date.
(12)Consists of 269,805 shares of common stock issuable pursuant to stock options exercisable within 60 days of the Record Date.
(13)Consists of (i) 181,462 shares of common stock issuable pursuant to stock options exercisable within 60 days of the Record Date held by Dr. Whittington; and (ii) 1,000 shares of common stock held by Marna C. Whittington Revocable Trust. Dr. Whittington is the trustee and sole beneficiary of the Marna C. Whittington Revocable Trust.
(14) Consists of 3,366,486 shares of common stock, 7,950 shares of common stock issuable pursuant to warrants exercisable within 60 days of April 13, 2023, and 4,674,348 shares of common stock issuable pursuant to stock options exercisable within 60 days of April 13, 2023.

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COMPENSATION DISCUSSION & ANALYSIS
This Compensation Discussion and Analysis (CD&A) describes our compensation strategy, philosophy, policies, and practices underlying our executive compensation program for 2022. It also provides information regarding the manner and context in which compensation was earned by and awarded to our 2022 NEOs listed below.
•
Shankar Musunuri, Ph.D., MBA, our Chairman of the Board and CEO;

•
Jessica Crespo, CPA, our former Chief Accounting Officer and Senior Vice President, Finance; and

•
Sanjay Subramanian, MBA, our former CFO, Head of Corporate Development, and Corporate Secretary.

2022 PERFORMANCE HIGHLIGHTS & COMPENSATION OUTCOMES

We executed our strategic corporate goals during 2022, which are reflected by the following:
•
Initiated and completed dosing in patients with RP in the dose-escalation portion of our Phase 1/2 trial for OCU400, a product candidate within our modifier gene therapy platform, and expanded such trial to include CEP290-related LCA;

•
Received ODD from the FDA for nuclear receptor subfamily 2 group E member 3-related RP and LCA;

•
Diversified our innovative product candidate pipeline with NeoCart, our regenerative medicine cell therapy platform, which was granted RMAT designation by the FDA;

•
Received concurrence from the FDA on the confirmatory Phase 3 trial for NeoCart;

•
Expanded our exclusive license agreement (as amended, the COVAXIN Agreement) with Bharat Biotech International Limited (Bharat Biotech) to include rights to develop, manufacture, and commercialize BBV152, our intramuscular COVID-19 vaccine candidate known as COVAXIN, in Mexico. Towards the end of 2022, we evaluated our development efforts for COVAXIN and management elected to solicit funding from government agencies for the continued development of COVAXIN;

•
Completed dosing in the Phase 2/3 immuno-bridging and broadening trial for COVAXIN;

•
Entered into an exclusive license agreement (the WU License Agreement) with The Washington University in St. Louis, pursuant to which we obtained the rights in the United States, Europe, and Japan to develop, manufacture, and commercialize an inhaled mucosal COVID-19 vaccine for the prevention of COVID-19;

•
Hosted our R&D Day at the Nasdaq Market Site in New York City to highlight our research and innovative technologies;

•
Raised $57.8 million in net proceeds from financial initiatives to support our operations and future growth;

•
Recruited an additional 48 team members, increasing total full-time employee headcount from December 31, 2021 to December 31, 2022 by 50%, including key hires within our Clinical and Manufacturing organizations;

•
Formed a DEI Committee and Charter and identified short-term commitments related to DEI. 44% of our employees identify as female and 53% of our employees identify as ethnic and racial minorities for the fiscal year 2022; and

•
Received recognition by the Philadelphia Business Journal as one of Philadelphia’s best places to work in 2022, validating our efforts to build a great corporate culture.

Overview of Our Executive Compensation Program. Our executive compensation program is designed to align our NEOs’ pay with performance. Our performance directly impacted incentive compensation pay outcomes for our NEOs as discussed below.

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•
Our executive compensation program is primarily performance-based, for both annual cash incentives and long-term equity incentives (LTI), which include stock options and restricted stock units (RSUs). In 2022, a majority of the total compensation target (base salary, annual cash incentives, and the grant date fair market value of equity awards) of our NEOs was variable (approximately 91% for our CEO and 70% for our other NEO and was based on performance and/or stock price. This excludes Mr. Subramanian as he was only employed by us for part of 2022. Additionally, this calculation is based on Ms. Crespo’s target compensation following her promotion to Chief Accounting Officer and Senior Vice President, Finance).

2022 CEO Compensation
2022 Other NEO Compensation

The above charts display the 2022 CEO and other NEO compensation breakout between non-variable and variable compensation. The ‘2022 Other NEO Compensation’ chart does not include our former CFO, Sanjay Subramanian, as he was only employed by us for part of 2022 and we believe that including him in this chart would misrepresent the average by increasing the percentage of compensation reported as variable compensation. Non-variable compensation consists of the NEOs’ base salaries. Variable compensation consists of 2022 cash incentives (bonus at target) and LTIs (based on grant date fair market value).
•
For 2022, our NEOs were eligible for target cash bonuses that ranged from 40% to 66% of base salary, that could be earned against pre-established corporate performance criteria. For our NEOs other than our CEO, the bonus was also based, in part, on individual performance achievements. Our CEO’s annual bonus payout was 100.5% of target based on achievement of our corporate goals as determined by the Board. Our other NEO’s annual bonus was paid out at 97.4% of target, based on the achievement of our corporate goals at 100.5% and the individual performance assessment by the CEO, as approved by the Compensation Committee. Upon his voluntary termination in March 2022, our former CFO was paid $51,953, which amount represents a pro-rata portion of his 2022 target annual cash incentive, with such pro-ration based on the portion of 2022 completed as of the date of his resignation, as approved by the Compensation Committee. This amount was paid to our former CFO in connection with his provision of six months of transitional consulting services.

•
The 2022 LTI compensation for our NEOs was comprised of both time-based stock options and RSUs. In the Compensation Committee’s view, stock options are inherently performance-based and facilitate alignment with shareholders, as executives will realize value only if there is stock price appreciation above predetermined strike prices through the applicable exercise dates. In addition, both time-based stock options and RSUs are earned over three years, which vesting period is intended to encourage and reward long-term retention. The change from a LTI mix of 100% stock options in 2021 to a mix of both stock options and RSUs for our NEOs in 2022 was recommended by our independent compensation consultant to align with the practice of our peer group, manage dilution, and attract and retain talented and highly qualified executives.

Say-on-Pay Voting. As part of the annual review of our executive compensation program, the Compensation Committee considers the outcome of the annual advisory vote of shareholders. At the 2022 Annual Meeting of Shareholders, approximately 78% of the “say-on-pay” votes cast were in favor of the compensation of our NEOs. As a result of thorough review of our executive compensation program, we diversified our equity compensation program to include RSUs, and approved a new peer group for 2023, all of which are described in further detail below along with other features of our executive compensation program.
Positive Pay Practices. The following features of our compensation program are designed to align the interests of our executive team with those of our shareholders and with market best practices:

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What We Do	What We Do Not Do
Grant compensation that is primarily variable and tied to our financial, strategic, and stock price performance	Allow hedging or pledging of our common stock
Employ performance metrics to support our growth strategy and align interests of management with interests of shareholders	Provide for guaranteed annual bonuses
Use an independent compensation consultant	Provide excessive perquisites
Cap annual cash incentive payments at 150% of target and grant stock options, which do not provide value unless there is a stock price increase	Provide supplemental executive retirement plans
Grant RSUs, which encourage long-term retention	Pay tax gross-ups on a change of control
Structure compensation to avoid excessive risk taking	Provide excessive severance benefits
Provide competitive compensation that is comparable against an industry peer group	Permit repricing of underwater stock options without shareholder approval
Maintain sound corporate governance guardrails, including a clawback policy and stock ownership guidelines
EXECUTIVE COMPENSATION PHILOSOPHY & STRATEGY

Our compensation philosophy is to provide a compensation package that will attract and retain high-performing talent in our industry and motivate our executive officers to create long-term value for the Company and its shareholders. The Compensation Committee believes that compensation programs should include short-term and long-term components, including cash and equity-based compensation, and that compensation provided to our executives should remain competitive relative to compensation paid by operating companies of similar size and stage of development in our industry. The Compensation Committee intends to align the compensation of our executive officers with the interests of our shareholders, evaluating executive performance based on both the achievement of short-term corporate goals and long-term business objectives and strategies.
ROLES & RESPONSIBILITIES & PROCESS FOR DETERMINING EXECUTIVE COMPENSATION

The Compensation Committee considers various factors in setting compensation for our executive officers, including the Company’s performance, the executive officer’s functional performance, experience and responsibilities, and the compensation of executive officers in similar positions in our peer group.
Role of the Compensation Committee. Our Compensation Committee, which consists of three independent directors, has primary responsibility for overseeing the compensation program for our NEOs. In making executive compensation decisions, the Compensation Committee considers a variety of factors and data, most importantly our corporate performance and the individual executive officer’s performance and considers the totality of compensation that may be paid as well as compensation trends amongst our peer group. In particular, the Compensation Committee annually reviews the base salaries, annual cash bonuses, and equity compensation of our NEOs and periodically reviews other elements of our compensation program. The Compensation Committee retains the right to hire outside advisors as needed to assist in reviewing and revising our executive compensation program. The responsibilities of the Compensation Committee are set forth in detail starting on page 9 of this Proxy Statement and in the Compensation Committee Charter, which can be found on our website at www.ocugen.com under “Investors.”

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Role of the CEO. Each year, our CEO assesses the performance of each executive officer, other than himself, for the prior year and makes recommendations to our Compensation Committee about the compensation of each executive officer. Our CEO’s recommendations are based on numerous factors including, but not limited to, the following:
•
Company, team, and individual performance;

•
Leadership competencies;

•
External market competitiveness; and

•
Internal pay comparisons.

Our CEO also provides a self-assessment of his achievements for the prior year. The Compensation Committee reviews and considers the CEO’s recommendations, as well as his self-assessment, together with all other information it deems relevant, including the input and recommendations of our independent compensation consultant, in determining the elements of compensation and compensation levels for each NEO.
Role of the Independent Compensation Consultant. Our Compensation Committee believes that independent advice is critical in developing our executive compensation program. The Compensation Committee continued to engage FW Cook during 2022 as its independent advisor to review and provide advice regarding the design of all elements of our executive compensation program. FW Cook provided expert knowledge of regulatory developments, marketplace trends, and best practices relating to executive compensation and competitive pay levels, provided guidance on the composition of our peer group, and engages on other matters as needed and as directed solely by the Compensation Committee. Additionally, FW Cook also provided independent advisory support to the Compensation Committee on the compensation of our non-executive directors. Our independent compensation consultant did not provide any other services to us and reported directly to the Compensation Committee. The Compensation Committee assessed our compensation consultant’s independence annually and, in accordance with applicable SEC and Nasdaq rules, confirmed that FW Cook’s work did not raise any conflicts of interest and that FW Cook remained independent under applicable rules in 2022.
Peer Group Determination. The executive peer group consisted of the 20 companies identified below, as recommended by FW Cook and approved by the Compensation Committee in June 2022. In determining the new peer group, FW Cook reviewed companies between 0.5x and 2.0x market capitalization and less than $250.0 million in revenue with the appropriate industry and business fit (biotechnology companies with a focus on vaccines, cell and gene therapies, and rare and unmet diseases). Compensation review and analysis was performed in November 2022. Fiscal year 2023 target total direct compensation for the NEOs was approved with reference to our new peer group, which is shown below.
2023 Peer Group
2seventy bio, Inc.	IVERIC bio, Inc.
Allogene Therapeutics, Inc.	Kodiak Sciences Inc.
bluebird bio, Inc.	MeiraGTx Holdings plc
Dynavax Technologies Corporation	Precigen, Inc.
Editas Medicine, Inc.	REGENXBIO Inc.
FibroGen, Inc.	Rocket Pharmaceuticals, Inc.
Global Blood Therapeutics, Inc.*	Rubius Therapeutics, Inc.
IGM Biosciences, Inc.	Sangamo Therapeutics, Inc.
Inovio Pharmaceuticals, Inc.	Vericel Corporation
Insmed Incorporated	Xencor, Inc.
* Global Blood Therapeutics, Inc. was acquired by Pfizer Inc. in August 2022 subsequent to the approval of our 2023 peer group.

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Compared to the Company’s 2022 peer group, the 2023 peer group includes the addition of 2seventy bio, Inc., a recent spin-off from bluebird bio, Inc. with relevant size and business focus, and Editas Medicine, Inc., a company with relevant size and frequent inclusion within the peer groups of our peers. Additionally, we removed Arena Pharmaceuticals, Inc. and Translate Bio, Inc. due to their acquisitions by Pfizer Inc. and Sanofi S.A., respectively. The Compensation Committee uses the peer group compensation data as one of several factors in assessing appropriate parameters for base salary, annual cash incentives, and LTI. We also supplement the data for our peer group with published compensation surveys where appropriate. The Compensation Committee’s compensation decisions are made on a case-by-case basis. Benchmark results do not, in and of themselves, determine individual compensation decisions and we do not target specific pay percentiles. Overall, we believe that information from the peer group enables the Compensation Committee to create better alignment between executive pay and performance and to help ensure that we can attract and retain high-performing executive leaders.
Components of Our Executive Compensation Program

Direct compensation for our NEOs primarily consists of three principal components: base salary, annual cash incentive opportunities, and equity-based LTI awards.
Base Salary. Base salary represents the fixed portion of an executive officer’s compensation and is intended to provide compensation for day-to-day performance. The Compensation Committee believes a competitive base salary is a necessary element of any compensation program that is designed to attract and retain talented and experienced executives. Base salaries are reviewed annually, typically in connection with the annual performance review process, and adjusted from time to time to take into account market levels, individual responsibilities, performance, and experience.
In December 2021, the Compensation Committee reviewed the base salaries of our then-serving NEOs and decided to increase those base salaries after taking into account individual performance, expansion of responsibilities, scope of duties, competitive market for talent, and data provided by FW Cook. Base salaries for the NEOs for fiscal year 2022 were as follows:
Name and Principal Position	2021 Base Salary	2022 Base Salary	Increase
Shankar Musunuri, Ph.D., MBA Chairman of the Board and CEO	$541,300	$715,000	32% (a)
Jessica Crespo, CPA Former Chief Accounting Officer and Senior Vice President, Finance	N/A (b)	$375,000	N/A (c)
Sanjay Subramanian, MBA Former CFO, Head of Corporate Development, and Corporate Secretary	$385,000	$475,000	23%
(a)The increase in Dr. Musunuri’s base salary from the 2021 fiscal year to the 2022 fiscal year was based on his individual performance during the 2021 fiscal year and prior years, base salaries and bonus levels at companies within our peer group, and FW Cook’s recommendations.
(b)Ms. Crespo’s 2021 base salary level is not reflected here because she first became a NEO in 2022.
(c)In connection with Ms. Crespo’s promotion to Chief Accounting Officer and Senior Vice President, Finance in March 2022, her 2022 base salary increased from $300,000 to $375,000.
Annual Cash Incentive. The Compensation Committee believes that performance-based cash incentive bonuses play an important role in providing incentives to executives to achieve annual corporate goals. For fiscal year 2022, the Compensation Committee approved target annual incentive bonuses and developed a framework for determining the payout percentage.

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Each NEO has a target annual cash incentive amount, which is expressed as a percentage of his/her salary. This target is set forth in each NEO’s employment agreement and is evaluated by our Compensation Committee annually based upon a review of the peer group and industry data provided by FW Cook, as well as other items used in the process for determining executive officer compensation, as described above. From time to time, our Board or Compensation Committee may approve other discretionary or formulaic annual bonuses for the NEOs based on individual performance, our performance in connection with new hires for promotions or retention, or as otherwise determined to be appropriate.
The performance metrics for the 2022 bonus plan were selected and approved by the Compensation Committee to assess achievement in the following categories: COVAXIN program advancement, ophthalmology product pipeline advancement, expansion of product portfolio and capabilities, funding, and talent acquisition.
The 2022 annual incentive plan corporate goals, along with the performance assessments and results, each as approved by the Compensation Committee, are as follows:
2022 Corporate Goals	Achievements	Weight
Advancing COVAXIN Program Toward Biologics License Application (BLA) Approval and Commercialization
Establish drug product manufacturing in North America	• Completed a demonstration batch run as proof of concept in anticipation of process performance qualification runs at our manufacturing partner for COVAXIN. Following deficiencies identified in an inspection conducted by the World Health Organization at Bharat Biotech, the technology transfer of manufacturing processes from Bharat Biotech to our manufacturing partner was paused as we wait for completion of remediation action by Bharat Biotech.	5%
Clinical studies to support a BLA submission	• Completed recruitment of our Phase 2/3 immuno-bridging and broadening trial with readiness to release top line results in January 2023. A safety trial in addition to the Phase 2/3 immuno-bridging and broadening trial is required for a BLA submission, subject to government funding and pending FDA discussions.	10%
Advancing Ophthalmology Product Pipeline
OCU400–complete enrollment for Phase 1/2 trial	• Initiated and completed dosing in patients with RP in the dose-escalation portion of our Phase 1/2 trial and expanded such trial to include CEP290-related LCA.
OCU410–advancement of Investigational New Drug (IND)-enabling studies and manufacturing	• Completed readiness to submit an IND application to initiate a Phase 1/2 trial in the first half of 2023, subject to discussions with the FDA; and • Added OCU410ST to our product candidate pipeline to also utilize RAR-related orphan receptor A for the treatment of Stargardt disease and submitted an application for ODD to the FDA.	50%
OCU200–advancement of IND-enabling studies and manufacturing	• Completed readiness to submit an IND application to initiate a Phase 1 trial in the first half of 2023, subject to discussions with the FDA.

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2022 Corporate Goals	Achievements	Weight
Expand Ocugen’s Product Portfolio & Capabilities in line with Long Term Corporate Strategy
Discovery, business development, and partnerships exploration to support portfolio growth and diversity	• Diversified our innovative product candidate pipeline with our regenerative medicine cell therapy platform, NeoCart, which was granted a RMAT designation by the FDA; • Expanded the COVAXIN Agreement to include rights to develop, manufacture, and commercialize our intramuscular COVID-19 vaccine, COVAXIN, in Mexico; and • Entered into the WU License Agreement, pursuant to which we obtained the rights to develop, manufacture, and commercialize an inhaled mucosal COVID-19 vaccine candidate in the United States, Europe, and Japan.	15%
Funding
Raise adequate capital to achieve our current and future needs	• Extended our cash runway into the first quarter of 2024; • Achieved a 66% three-year annualized total shareholder return (TSR) compared to a negative 22% median TSR for our 2023 peer group; and • Raised $57.8 million in net proceeds from capital raises inclusive of proceeds from an underwritten offering and at-the-market offering sales.	10%
Talent Acquisition
Recruit and retain top talent	• Recruited an additional 48 team members in 2022, increasing total employee headcount from December 31, 2021 to December 31, 2022 by 50%, including key hires within our Clinical and Manufacturing organizations; however, we experienced an increase in our turnover rate between 2021 and 2022.	10%
In assessing and reflecting on performance outcomes for the fiscal year 2022, the Compensation Committee determined to weigh each of the above goal categories from 5% to 50%. The Compensation Committee determined that the 2022 corporate goals were achieved at a rate of 100.5%. Consistent with prior practices, the Compensation Committee determined to base 100% of our CEO’s 2022 annual incentive payout on corporate performance, and for our other NEO, to base her 2022 annual incentive payout on 70% corporate performance and 30% individual performance. As a result of these assessments, the Compensation Committee approved a final achievement or payout factor for the 2022 annual incentive plan at 100.5% of target for the corporate performance. The approved 100.5% of corporate goal achievement was also reflected in all our employee annual incentive calculations and was not used solely for NEOs. The individual performance factor for Ms. Crespo was based on annual performance reviews, with achievement approved at 90%. Accordingly, bonuses were earned at 100.5% and 97.4% of target for Dr. Musunuri and Ms. Crespo, respectively.

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The approved 2022 annual incentive targets and actual amounts paid to our NEOs in February 2023, for performance in 2022, are set forth in the following table:
Name and Principal Position	Target Annual Cash Incentive (% of Base Salary)	Target Annual Cash Incentive	Actual Annual Cash Incentive Payout
Shankar Musunuri, Ph.D., MBA Chairman of the Board and CEO	66%	$471,900	$474,260
Jessica Crespo, CPA Former Chief Accounting Officer and Senior Vice President, Finance	40%	$150,000	$146,025
Sanjay Subramanian, MBA Former CFO, Head of Corporate Development, and Corporate Secretary	50%	$237,500	*
* Mr. Subramanian resigned from employment on March 18, 2022. At our request, Mr. Subramanian agreed to provide us with six months of transitional consulting services. In return we paid Mr. Subramanian $51,953 (which amount represents a pro-rata portion of his 2022 target annual cash incentive, with such pro-ration based on the portion of 2022 completed as of the date of his resignation).
Long-Term Equity Incentives. We believe that equity grants provide the NEOs with a strong link to long-term performance and retention incentives, create an ownership culture, and help to align the interests of executive officers and shareholders. Our general practice has been to grant stock option awards to each executive officer at the start of employment and on an annual basis for performance and retention purposes. Stock options or other equity-based awards may also be granted for accomplishments of specific milestones. The size and value of annual equity awards are based on considerations included in the process for determining executive compensation, and for 2022, were based in part on the recommendations of FW Cook.
In January 2022, the Compensation Committee approved a new LTI mix for our NEOs, consisting of 25% time-based RSUs and 75% time-based stock options. The Compensation Committee determined this equity mix would further diversify the equity-based portion of the executive officers’ compensation, support retention, and align with the LTI practices of our peer group. The 2022 RSUs and stock options would vest in equal installments over three years. We granted time-based stock options to each of our NEOs as part of the regular annual compensation program. The stock options have a ten-year term, will vest annually in equal installments over three years subject generally to continued service with us, and have a per share exercise price of $4.72, which was the closing price of our common stock on the grant date. We grant stock options based on our belief that they naturally align executives with the creation of shareholders value and are an important long-term incentive vehicle to retain and promote our culture. The RSUs vest annually in equal installments over three years subject generally to continued service with us. Ms. Crespo was also granted stock options, with a per share exercise price of $3.72, and RSUs with the same terms as aforementioned in March 2022 in connection with her appointment as Chief Accounting Officer and Senior Vice President, Finance.
In April 2021, we granted performance-based stock options to each of our NEOs (the Performance Options). The Compensation Committee approved this additional grant to reinforce the sense of urgency of our COVAXIN program timeline and deliverables. The Performance Options have a ten-year term and a per share exercise price of $5.64 for our CEO and $11.21 for our other NEO, Ms. Crespo, which in each case represents the closing price of our common stock on the applicable grant date. These stock options are eligible to vest upon the achievement of five milestones determined by the Compensation Committee. If a performance milestone is achieved, half of the stock options earned as a result of that achievement will vest immediately and the other half will remain eligible to vest on the first anniversary of the achievement date, subject to the NEO’s continued employment with the Company through such date.

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The Performance Options are weighted equally among the five milestones, with 20% of the total Performance Options allocated to each milestone. The milestones, the applicable performance periods relevant for each milestone, and the status of each milestone are set forth below:
Milestone	Time Period for Achievement	% of Option Eligible to Vest	Performance Status
File Emergency Use Authorization (EUA) with the FDA for COVAXIN; or, if BLA is required, file BLA with the FDA for COVAXIN	By end of 2021 for EUA; by end of 2022 if BLA is required	20%	Completed
Establish U.S. release testing to deploy COVAXIN to market after the EUA or BLA submission	By end of 2021	20%	Completed
Completion of technology transfer and required validation to establish U.S. Drug Product Manufacturing for COVAXIN	By end of 2021	20%	Forfeited
Secure commercial funding or partner for COVAXIN	By end of 2022	20%	Forfeited
Gain commercial/marketing (EUA or BLA) approval of COVAXIN	By end of 2022	20%	Forfeited
The first two milestones were achieved in 2021. As a result, 20% of the Performance Options vested in 2021 and 20% vested in 2022 subject to the aforementioned employment condition. We did not meet the remaining three milestones, as shown in the table above, and the corresponding 60% of the Performance Options were forfeited.
In December 2022, the Compensation Committee approved a new LTI mix beginning in 2023, which changed from 25% time-based RSUs and 75% time-based stock options to 50% time-based RSUs and 50% time-based stock options.
ADDITIONAL POLICIES & BENEFITS

Restrictions on Hedging or Pledging. Our insider trading policy applies to all our employees, including our NEOs, and the Board. The policy, among other things, prohibits trading in call or put options involving our securities and other derivative securities, engaging in short sales of our securities, holding our securities in a margin account or pledging our securities to secure margin or other loans, and engaging in any forms of hedging or monetization transactions, such as zero-cost collars and forward sale contracts.
Clawback Policy. In December 2021, the Board adopted a clawback policy, pursuant to which the Compensation Committee will recover (including by means of recoupment and/or forfeiture of unvested amounts) covered compensation from a current or former executive officer, to the extent that the recipient received any amount in excess of the amount that the recipient should otherwise have received under the terms of the award or payment as a result of an accounting restatement, unless it is impracticable or impermissible to do so. The clawback period extends to the three years immediately preceding the year in which such restatement is required. Compensation covered by this policy includes any compensation that is earned, granted, or vested, based wholly or in part upon the attainment of any financial reporting measure. We will revise our policy to comply with the policy requirements of the Securities Exchange Act Rule 10D-1 once the rule is finalized by NASDAQ.

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Stock Ownership Guidelines. To further align the interests of our officers and directors and our shareholders, the Board adopted stock ownership guidelines in March 2022. These guidelines are applicable to our executive officers, other managers at the level of vice president and above, and our non-executive directors (collectively, the Covered Persons). The guidelines require each Covered Person to own shares of our common stock having an aggregate fair market value equal to or greater than the following multiple of their base salary or base cash retainer:
Position	Ownership Threshold
CEO	6x base salary
Other Executive Officers	3x base salary
Other Covered Executives	1x base salary
Non-Employee Directors	5x base cash retainer
For purposes of these guidelines, the following shares will be considered “owned”:
•
Shares held outright or beneficially owned by the Covered Person, his or her spouse and minor children, or trusts for the benefit of these individuals;

•
All shares underlying time-based restricted stock or RSU awards, whether or not vested; and

•
Shares underlying vested performance-based restricted stock or RSU awards.

Unvested stock options and vested stock options not yet exercised do not count towards meeting the ownership thresholds. Covered Persons have five years after first becoming subject to the guidelines to attain the specified level of equity ownership. Any individual whose ownership threshold increases as a result of a promotion will have three years to attain the increased level of equity ownership.
Following the five-year phase-in period, Covered Persons who do not meet the required ownership threshold will be generally prohibited from selling stock acquired through equity awards (other than shares sold or withheld to satisfy the exercise price or taxes applicable to the award) until the required ownership threshold has been met. In addition, our Compensation Committee may take other steps to enforce these guidelines as it deems appropriate.
Other Benefits. We provide certain additional benefits to executive officers that are also generally available to our other employees, including health and welfare benefits. We also maintain a tax-qualified savings plan under Section 401(k) of the Internal Revenue Code of 1986, as amended (the Code). Employees who participate in the plan may make elective deferrals to the plan, subject to the limitations imposed by the Code. We currently match 100% of employee deferrals under the 401(k) plan, up to a limit of 3% of the employee’s eligible compensation, plus 50% of employee deferrals between 4-5% of the employee’s eligible compensation. The match begins six months after commencement of employment.
Indemnification Agreements. Our Charter and Bylaws require us to indemnify our directors and officers to the fullest extent permitted by Delaware law. We have also entered into indemnity agreements with certain officers and directors. These agreements provide, among other things, that we will indemnify the officer or director, under the circumstances and to the extent provided for in the agreement, for expenses, damages, judgments, fines, and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason of his or her position as our director, officer, or agent to the fullest extent permitted under Delaware law and our Bylaws and Charter.
EMPLOYEE AGREEMENTS

We generally enter into executive employment agreements with each of our executive officers, including our NEOs, which sets forth the basic terms and conditions of their employment. The executive employment agreements also contain provisions that provide for certain payments and benefits in the event of a termination of employment, including an involuntary termination of employment within three months prior to or 12 months following a change in control as described below under the heading “Potential Payments Upon Termination or

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Change in Control”. Our philosophy in providing these severance payments and benefits is that outside of a change in control, severance protections are only appropriate in the event of an involuntary termination and only provided upon the executive officer’s execution of an effective release of claims.
In addition, we believe that the occurrence or potential occurrence of a change in control will create uncertainty regarding the continued employment of our executive officers, and that additional severance protections during a change in control protection period are appropriate to encourage executive officers to remain employed and focused on the business in those circumstances, rather than to encourage executive officers to focus on the potential implications of a termination of employment for them personally. The severance benefits are an essential element of the overall executive compensation package and assist us in recruiting and retaining talented individuals and aligning the NEO’s interests with the best interests of the shareholders. Each NEO is also subject to a Non-Competition Agreement and a Non-Disclosure and Business Ideas Agreement.
Shankar Musunuri, Ph.D., MBA. On January 1, 2020, we entered into an amended and restated executive employment agreement with Dr. Musunuri, with respect to his employment as CEO and Chairman of our Board, which was further amended on April 27, 2022 (as amended, the Musunuri Agreement).
The Musunuri Agreement provides for an annual base salary in an amount determined by the Compensation Committee, which is to be reviewed and may be adjusted annually. Dr. Musunuri’s annual base salary was increased from $541,300 to $715,000 for the 2022 fiscal year and further increased to $757,900 for the 2023 fiscal year. Dr. Musunuri is eligible to participate in our benefit plans, programs, and arrangements that may exist from time to time on the same terms that apply generally to other similarly situated employees. The Musunuri Agreement initially provided for an annual bonus target amount of 50% of his base salary, which was then increased to 66% of his base salary for the 2022 fiscal year, and remains at 66% for the 2023 fiscal year, with such bonus based upon performance criteria set by the Compensation Committee.
In the event that Dr. Musunuri’s employment is terminated by us without “cause” (as defined in the Musunuri Agreement) or by Dr. Musunuri for “good reason” (as defined in the Musunuri Agreement), subject to Dr. Musunuri’s execution and non-revocation of a release of claims in favor of Ocugen and its affiliates, Dr. Musunuri is eligible to receive (i) base salary continuation for two years following his termination date, and (ii) if he elects COBRA continuation coverage, payment of his COBRA premiums for applicable health or dental insurance coverage until the earliest of two years following his termination date, the expiration of his COBRA eligibility, or the date that he becomes eligible for health insurance coverage under another employer’s or spouse’s employer health plan. In addition, in the event that Dr. Musunuri’s employment is terminated by us without cause or by Dr. Musunuri for good reason within three months prior to or 12 months after a “change of control” (as defined in the Musunuri Agreement), subject to Dr. Musunuri’s execution and non-revocation of a release or claims in favor of Ocugen and its affiliates, Dr. Musunuri is also eligible to receive (i) an additional payment equal to 200% of his then-current target annual bonus, payable in lump sum and (ii) full acceleration of all unvested restricted stock, stock options, and other equity incentive awards held by Dr. Musunuri.
Jessica Crespo, CPA. Effective March 18, 2022, we entered into an executive employment agreement with Ms. Crespo with respect to her employment as Chief Accounting Officer and Senior Vice President, Finance (the Crespo Agreement). Ms. Crespo resigned from this role effective March 10, 2023.
For the 2022 fiscal year, Ms. Crespo’s initial annual base salary was $300,000 and she was eligible to receive a target annual bonus of 30% of her base salary. In connection with Ms. Crespo’s promotion to Chief Accounting Officer and Senior Vice President, Finance, her annual base salary was increased to $375,000 pursuant to the Crespo Agreement. Ms. Crespo was eligible to participate in our benefit plans, programs, and arrangements that may have existed from time to time on the same terms that applied generally to other similarly situated employees. The Crespo Agreement provided for an annual bonus target amount of 40% of her base salary, with such bonus based upon performance criteria set by the Compensation Committee and the CEO.
In the event that Ms. Crespo’s employment was terminated by us without “cause” (as defined in the Crespo Agreement) or by Ms. Crespo for “good reason” (as defined in the Crespo Agreement), subject to Ms. Crespo’s execution and non-revocation of a release of claims in favor of Ocugen and its affiliates, Ms. Crespo would have been eligible to receive (i) base salary continuation for 12 months following her termination date, and (ii) if she elected COBRA continuation coverage, payment of her COBRA premiums for applicable health or dental insurance coverage until the earliest of 12 months following her termination date or the date that she becomes

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eligible for health insurance coverage under another employer’s or spouse’s employer health plan. In addition, in the event that Ms. Crespo’s employment was terminated by us without cause or by Ms. Crespo for good reason within three months prior to or 12 months after a “change of control” (as defined in the Crespo Agreement), subject to Ms. Crespo’s execution and non-revocation of a release or claims in favor of Ocugen and its affiliates, Ms. Crespo was also eligible to receive (i) an additional payment equal to 75% of her then-current target annual bonus, payable in lump sum and (ii) full acceleration of all unvested restricted stock, stock options, and other equity incentive awards held by Ms. Crespo.
Sanjay Subramanian, MBA. Effective as of September 10, 2019, we entered into an employment agreement with Mr. Subramanian, as amended on January 1, 2020 (the “Subramanian Agreement”) with respect to his employment as CFO, Head of Corporate Development, and Corporate Secretary. Mr. Subramanian resigned from his role as our CFO, Head of Corporate Development, and Corporate Secretary, effective March 18, 2022.
The Subramanian Agreement provided for an annual base salary of $475,000 for the 2022 fiscal year. Mr. Subramanian was eligible to participate in our benefit plans, programs, and arrangements that may have existed from time to time on the same terms that applied generally to other similarly situated employees. The Subramanian Agreement provided for an annual bonus target amount of 50% of his base salary, set by the Compensation Committee effective 2022.
In the event that Mr. Subramanian’s employment was terminated by us without “cause” (as defined in the Subramanian Agreement) or by Mr. Subramanian for “good reason” (as defined in the Subramanian Agreement), subject to Mr. Subramanian’s execution and non-revocation of a release of claims in favor of Ocugen and its affiliates, Mr. Subramanian would have been eligible to receive (i) base salary continuation for 12 months following his termination date, (ii) if he elected COBRA continuation coverage, payment of his COBRA premiums for applicable health or dental insurance coverage until the earliest of 12 months following his termination date or the date that he becomes eligible for health insurance coverage under another employer’s or spouse’s employer health plan, and (iii) payment of any annual bonus earned but unpaid for the previous calendar year. In addition, in the event that Mr. Subramanian’s employment was terminated by us without cause or by Mr. Subramanian for good reason within three months prior to or 12 months after a “change of control” (as defined in the Subramanian Agreement), subject to Mr. Subramanian’s execution and non-revocation of a release or claims in favor of Ocugen and its affiliates, Mr. Subramanian was also eligible to receive (i) an additional payment equal to 100% of his then-current target annual bonus, payable in lump sum and (ii) full acceleration of all unvested restricted stock, stock options, and other equity incentive awards held by Mr. Subramanian.
COMPENSATION RISK ASSESSMENT

The Compensation Committee considers and evaluates risks related to our cash and equity-based compensation programs and practices, as well as evaluates whether our compensation plans encourage participants to take excessive risks that are reasonably likely to have a material adverse effect on us. Consistent with SEC disclosure requirements, the Compensation Committee has worked with management to assess compensation policies and practices for our employees and has concluded that such policies and practices do not create risks that are reasonably likely to have a material adverse effect on us.

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COMPENSATION COMMITTEE REPORT
The Compensation Committee has reviewed and discussed the CD&A required by Item 402(b) of Regulation S-K, which appears in this Proxy Statement, with our management. Based on this review and discussion, the Compensation Committee recommended to our Board that the CD&A be included in this Proxy Statement and our 2022 Annual Report.
Ocugen, Inc.
Compensation Committee
Prabhavathi Fernandes, Ph.D., FIDSA, Chair
Kirsten Castillo, MBA
Marna C. Whittington, Ph.D.

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2022 EXECUTIVE COMPENSATION TABLES
2022 SUMMARY COMPENSATION TABLE

The following table shows the compensation awarded to, paid to, or earned by our NEOs for the years ended December 31, 2022 and 2021. For 2022, our NEOs consisted of our CEO, our Former Chief Accounting Officer and Senior Vice President, Finance, and our Former CFO, who served as an executive officer for a portion of 2022. These individuals were the only three executive officers serving in 2022.
Name and Principal Position	Year	Salary	Bonus (1)	Stock Awards (2)	Option Awards (3)	All Other Compensation (4)	Total
Shankar Musunuri, Ph.D., MBA Chairman of the Board and CEO	2022	$715,000	$474,260	$1,635,669	$4,825,681	$12,200	$7,662,810
	2021	$541,300	$292,302	—	$7,296,149	$11,600	$8,141,351
Jessica Crespo, CPA (5) Former Chief Accounting Officer and Senior Vice President, Finance	2022	$358,854	$146,025	$167,937	$500,126	$12,200	$1,185,142
Sanjay Subramanian, MBA Former CFO, Head of Corporate Development, and Corporate Secretary	2022	$103,906	—	$592,520	$3,412,730 (6)	$82,360 (7)	$4,191,516
	2021	$385,000	$162,624	—	$2,043,437	$11,600	$2,602,661
(1)Amounts reflected in this column represent cash bonuses based on annual performance earned in the applicable year and paid in the following year.
(2)Amounts reflected in this column represent the aggregate grant date fair value of RSUs granted during the applicable fiscal year, determined by the market price of our common stock on the grant date in accordance with ASC 718. For a discussion of the assumptions we employ in determining the grant date fair value of RSUs, please see Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our 2022 Annual Report.
(3)Except as otherwise noted below, amounts reflected in this column represent the aggregate grant date fair value of stock option awards granted during the applicable fiscal year, computed in accordance with ASC 718. For a discussion of the assumptions we employ in determining the grant date fair value of stock option awards, please see Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our 2022 Annual Report.
(4)Except as otherwise indicated, amounts reflected in this column are matching contributions made under our 401(k) retirement plan for the respective fiscal year.
(5)Ms. Crespo was not a NEO in 2021 and accordingly, compensation information is disclosed for 2022 only. Effective January 1, 2022, Ms. Crespo’s salary was $300,000 and was increased to $375,000 upon her appointment as Chief Accounting Officer and Senior Vice President, Finance in March 2022. Ms. Crespo resigned from her position on March 10, 2023.
(6)Mr. Subramanian resigned from his position on March 18, 2022. Subsequent to his resignation, Mr. Subramanian provided us with six months of transitional consulting services. In return for providing the consulting services, the Compensation Committee approved the continued vesting of all outstanding equity awards of the Company held by Mr. Subramanian for an additional three months. The amount reported in the “Option Awards” column includes $1,663,354, equal to the fair value resulting from such modifications to Mr. Subramanian’s stock option awards described in this footnote, computed in accordance with ASC 718.
(7)These amounts include (i) $12,200 of matching contributions made under our 401(k) retirement plan, (ii) payments of $18,207 with respect to accrued paid time off, and (iii) $51,953 of consulting fees paid in return for consulting services provided by Mr. Subramanian subsequent to his resignation.

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GRANTS OF PLAN-BASED AWARDS

The following table presents estimated future payouts under equity incentive plan awards granted to each of our NEOs during 2022.
Name and Principal Position	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh) (1)	Grant Date Fair Value of Stock and Option Awards (2)
Shankar Musunuri, Ph.D., MBA Chairman of the Board and CEO	1/3/2022	—	1,253,299	$4.72	$4,825,681
	1/3/2022	346,540	—	—	$1,635,669
Jessica Crespo, CPA Former Chief Accounting Officer and Senior Vice President, Finance	1/3/2022	—	63,292	$4.72	$243,315
	1/3/2022	17,500	—	—	$82,600
	3/18/2022	—	84,192	$3.72	$256,811
	3/18/2022	22,940	—	—	$85,337
Sanjay Subramanian, MBA Former CFO, Head of Corporate Development, and Corporate Secretary	1/3/2022	—	454,007	$4.72	$1,749,376
	1/3/2022	125,534	—	—	$592,520
	3/18/2022 (3)	—	1,160,903 (3)	— (3)	$1,663,354 (3)
(1)The exercise price of each stock option is the closing price as reported on Nasdaq on the grant date.
(2)Amounts reported in this column reflect the aggregate grant date fair values as calculated in accordance with ASC 718 and as shown in the Summary Compensation Table under the columns “Stock Awards” and “Stock Option Awards.” These amounts do not represent the actual amounts paid or realized by the NEO during 2022. The assumptions used in valuing equity awards are described in Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our 2022 Annual Report.
(3)The number of shares and grant date fair value reported does not reflect the grant of new awards but represents the fair value resulting from the modification of Mr. Subramanian’s stock option awards described in footnote 6 to the Summary Compensation Table above, which is calculated by multiplying the fair value of the stock option as of the modification date by the outstanding stock options. The exercise price of such stock options was not modified and ranged from $0.34 to $5.64.

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OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

The following table summarizes the number of shares of our common stock underlying outstanding equity awards for each of our NEOs as of December 31, 2022.
		Option Awards				Stock Awards
Name and Principal Position (1)	Vesting Commencement Date (2)	Number of Securities Underlying Unexercised Options (#) Exercisable (a)	Number of Securities Underlying Unexercised Options (#) Unexercisable (b)	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($) (3)
Shankar Musunuri, Ph.D., MBA Chairman of the Board and CEO	8/26/15	86,292	—	$1.88	8/26/25	—	—
	1/2/20	115,367	311,176	$0.51	1/2/30	—	—
	5/7/20	177,382	452,382	$0.33	5/7/30	—	—
	1/1/21	585,667	1,171,333	$1.83	1/1/31	—	—
	4/19/21	394,000	—	$5.64	4/19/31	—	—
	1/3/22	—	1,253,299	$4.72	1/3/32	—	—
	1/3/22	—	—	—		346,540	$450,502
Jessica Crespo, CPA Former Chief Accounting Officer and Senior Vice President, Finance	10/23/19	27,500	—	$1.91	10/23/29	—	—
	12/20/19	20,000	—	$0.41	12/20/29	—	—
	5/5/20	20,000	10,000	$0.34	5/5/30	—	—
	1/1/21	82,000	164,000	$1.83	1/1/31	—
	4/28/21	3,440	—	$11.21	4/28/31	—	—
	1/3/22	—	63,292	$4.72	1/3/32	—	—
	1/3/22	—	—	—		17,500	$22,750
	3/18/22	—	84,192	$3.72	3/18/32	—	—
	3/18/22	—	—	—		22,940	$29,822
(1)Mr. Subramanian, our former CFO, Head of Corporate Development, and Corporate Secretary, is not included in the table above as he was terminated on March 18, 2022 and did not have any outstanding equity awards as of December 31, 2022. See “Resignation of Mr. Subramanian” below for further details.
(2)Each stock option award and stock award were granted pursuant to the Ocugen, Inc. 2014 Stock Option Plan (the 2014 Plan) or the Ocugen, Inc. 2019 Equity Incentive Plan (the 2019 Plan). The shares subject to each outstanding unvested stock option and stock award vest in three equal installments, subject to continued service, on the first three anniversaries of the applicable vesting commencement date.
(3)Amounts reported in this column represent the aggregate market value of the outstanding RSUs based on the closing market price of our common stock as of December 30, 2022, the last trading day of the fiscal year, of $1.30 per share.

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OPTIONS EXERCISED AND STOCK VESTED

The following table sets forth information regarding the stock option exercises that took place during the year ended December 31, 2022, with respect to each of our NEOs.
	Stock Option Awards
Name and Principal Position (1)	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise (2)
Shankar Musunuri, Ph.D., MBA Chairman of the Board and CEO	642,632	$1,257,295
Sanjay Subramanian, MBA Former CFO, Head of Corporate Development, and Corporate Secretary	425,343	$601,105
(1)No stock options were exercised by Ms. Crespo in 2022.
(2)Amounts reported in this column reflect the difference between the market price of the underlying shares of stock on the date of exercise and the exercise price of the stock options.
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

For each NEO, the following table sets forth quantitative estimates of the payments and benefits that would have become payable in the following scenarios: (i) if the NEO’s employment had been terminated without cause or he/she resigned for good reason on December 31, 2022, and no change in control had occurred within three months prior to or 12 months following the termination (Involuntary Termination), (ii) if a change in control had occurred on December 31, 2022 (irrespective of employment status following the change in control) (Change in Control), and (iii) if the NEO’s employment had been terminated without cause or he/she resigned for good reason on December 31, 2022, and a change in control had occurred within three months prior to or 12 months following the termination (CIC Involuntary Termination).
Name and Principal Position (1)	Salary Continuation (2)	Cash Bonus Payment (3)	Accelerated Equity Vesting (4)	Benefit Continuation (5)	Total
Shankar Musunuri, Ph.D., MBA Chairman of the Board and CEO
Involuntary Termination	$1,430,000	—	—	$59,334	$1,489,334
Change in Control	—	—	$1,134,924	—	$1,134,924
CIC Involuntary Termination	$1,430,000	$943,800	$1,134,924	$59,334	$3,568,058
Jessica Crespo, CPA Former Chief Accounting Officer and Senior Vice President, Finance
Involuntary Termination	$375,000	—	—	$28,491	$403,491
Change in Control	—	—	$62,172	—	$62,172
CIC Involuntary Termination	$375,000	$112,500	$62,172	$28,491	$578,163
(1)Mr. Subramanian is not included in the table above as he was terminated on March 18, 2022. See “Resignation of Mr. Subramanian” below for further details.
(2)The amounts reported in this column represent the continuation of base salary payments following the termination of employment paid in installments over a 24-month period for Dr. Musunuri and a 12-month period for Ms. Crespo.
(3)These amounts represent lump sum payments equal to 200% of the target bonus for Dr. Musunuri and 75% of the target bonus for Ms. Crespo based on base compensations effective for the 2022 fiscal year.
(4)The amounts reported in this column reflect the fair market value of RSUs and intrinsic value of unvested stock options as of December 31, 2022, in each case based on the closing market price of our common

Notice of Annual Meeting of Shareholders and 2023 Proxy Statement | 46

stock on Nasdaq on December 30, 2022, the last trading day of the fiscal year, which was $1.30 per share. For stock options, the intrinsic value represents the difference between such closing market price and the exercise price applicable to such stock option. The accelerated vesting occurs upon a Change in Control, so we have shown the same value for a Change in Control without an accompanying termination and a CIC Involuntary Termination.
(5)These amounts reported in this column represent the estimated value of continued group health and dental insurance for 18 months for Dr. Musunuri and 12 months for Ms. Crespo.
Resignation of Mr. Subramanian. As noted above, Mr. Subramanian resigned from employment on March 18, 2022. His resignation was without “good reason” under the Subramanian Agreement, and therefore he was not entitled to any severance benefits in connection with such resignation. At our request, Mr. Subramanian provided us with six months of transitional consulting services, for which we paid Mr. Subramanian $51,953 (which amount represents a pro-rata portion of his 2022 target annual cash incentive, with such pro-ration based on the portion of 2022 completed as of the date of his resignation). In addition, the Compensation Committee approved the continued vesting of all outstanding equity awards held by Mr. Subramanian through June 18, 2022.
PAY VERSUS PERFORMANCE

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing information about the relationship between executive compensation actually paid to our PEO, who is our CEO, and the other NEOs (as calculated in accordance with Item 402(v) of Regulation S-K) and certain financial performance measures. For additional information on our compensation programs and philosophy and how we design our compensation programs to align pay with performance, see the section titled “Compensation Discussion and Analysis” on page 30.
Year	Summary compensation table total for PEO	Compensation actually paid to PEO	Average summary compensation table total for non-PEO NEOs	Average compensation actually paid to non-PEO NEOs	Value of initial fixed $100 investment based on Total shareholder return	Net Loss (in millions)
2022	$7,662,810	$(6,267,714)	$2,688,329	$(1,624,292)	$71	$(81)
2021	$8,141,351	$18,437,369	$1,955,123	$4,266,912	$249	$(58)
For fiscal year 2022, the “compensation actually paid to the PEO” and the “average compensation actually paid to the non-PEO NEOs” reflect each of the following adjustments made to the total compensation amounts reported in the Summary Compensation Table for fiscal year 2022 and 2021, computed in accordance with Item 402(v) of Regulation S-K.

Notice of Annual Meeting of Shareholders and 2023 Proxy Statement | 47

	2022		2021
	CEO	Average Other NEOs	CEO	Average Other NEOs
Summary Compensation Table Total	$7,662,810	$2,688,329	$8,141,351	$1,955,123
Less Stock Award and Option Value Reported in Summary Compensation Table for the Covered Year	$(6,461,350)	$(2,336,657)	$(7,296,149)	$(1,430,054)
Plus (Less) Fair value of Equity Awards Granted During Fiscal Year that are Outstanding and Unvested at End of Year	$1,516,331	$91,230	$9,171,901	$2,347,088
Plus (Less) Fair value of Equity Awards Granted in Any Prior Fiscal Year that are Outstanding and Unvested at End of Year	$(5,975,286)	$(263,913)	$4,051,157	$554,364
Plus Fair Value at Vesting Date of Awards Granted and Vested During the Fiscal Year	$0	$0	$1,076,607	$185,327
Plus (Less) Change in Fair Value of Equity Awards Granted in Prior Years that Vested During the Fiscal Year	$(1,585,652)	$(175,700)	$3,292,502	$655,063
Less Fair Value of Equity Awards Granted in Prior Year that were Forfeited During the Fiscal Year	$(1,424,566)	$(1,627,581)	$0	$0
Plus Value of Dividends or Other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	$0	$0	$0	$0
Compensation Actually Paid	$(6,267,713)	$(1,624,292)	$18,437,369	$4,266,911

Notice of Annual Meeting of Shareholders and 2023 Proxy Statement | 48

DESCRIPTION OF RELATIONSHIP BETWEEN THE INFORMATION PRESENTED IN THE PAY VERSUS PERFORMANCE TABLE

In accordance with Item 402(v) of Regulation S-K, Ocugen is providing the following description of the relationships between information presented in the Pay versus Performance table.
The following charts set forth the relationship between (i) Compensation Actually Paid (CAP) to our CEO and Ocugen’s TSR over the two most recently completed fiscal years, (ii) the average CAP of our other NEOs and Ocugen’s TSR over the two most recently completed fiscal years, (iii) CAP and Ocugen’s TSR over the two most recently completed fiscal years, and (iv) CAP and our GAAP net loss during the two most recently completed fiscal years.

CEO CAP & Total Shareholder Return
CEO SCT
CEO CAP
OCGN TSR
Total Shareholder Return (TSR)
250
225
200
175
150
125
100
75
50
25
0
SCT Total Compensation or CAP ($ millions)
$21.0
$18.0
$15.0
$12.0
$9.0
$6.0
$3.0
$0.0
($3.0)
($6.0)
($3.0)
$8.1
$18.4
$7.7
($6.3)
$100
$249
$71
FY2021
FY2022

Average Other NEOs CAP & Total Shareholder Return

Avg. Other NEOs SCT
Avg. Other NEOs CAP
OCGN TSR
Total Shareholder Return (TSR)
SCT Total Compensation or CAP ($ millions)
250
225
200
175
150
125
100
75
50
25
0
$8.0
$5.0
$2.0
($1.0)
($4.0)
$100
$249
$71
$2.0
$4.3
$2.7
($1.6)
FY2021
FY2022

Notice of Annual Meeting of Shareholders and 2023 Proxy Statement | 49

CAP & Total Shareholder Return
CEO CAP
Avg. Other NEOs CAP
OCGN TSR
Total Shareholder Return (TSR)
Compensation Actually Paid ($ millions)
250
225
200
175
150
125
100
75
50
25
0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
($5.0)
($10.0)
$249
$18.4
$4.3
$100
$71
($1.6)
($6.3)
FY2021
FY2022

CAP vs GAAP Net Loss
CEO CAP
Avg. Other NEOs CAP
GAAP Net Loss
GAAP Net Loss ($ millions)
Compensation Actually Paid ($ millions)
$300
$250
$200
$150
$100
$50
$0
($50)
($100)
($150)
($200)
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
($5.0)
($10.0)
($15.0)
($20.0)
$18.4
$4.3
($58)
($6.3)
($1.6)
($81)
FY2021
FY2022

EQUITY COMPENSATION PLAN INFORMATION

The following table provides certain information as of December 31, 2022, with respect to our equity compensation plan in effect on that date.
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights (a)	Weighted-average exercise price of outstanding options, warrants, and rights (1)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders (2)	10,584,906 (3)	$2.53	6,262,197 (4)
Equity compensation plans not approved by security holders (5)	250,678	$4.86	417,996
Inducement Grants	940,513 (6)	$4.25	—
Total	11,776,097	$2.72	6,680,193

Notice of Annual Meeting of Shareholders and 2023 Proxy Statement | 50

(1)Since RSUs do not have an exercise price, such units are not included in the weighted average exercise price calculations.
(2)These include securities issuable under the 2019 Plan.
(3)This includes 9,807,814 shares issuable upon exercise of outstanding stock options and 777,092 shares issuable upon settlement of outstanding RSUs.
(4)The 2019 Plan contains an “evergreen” provision, pursuant to which the aggregate number of shares of common stock reserved for issuance under the 2019 Plan shall be automatically increased on the first business day of each fiscal year commencing January 1, 2020 by a number equal to the lesser of (i) 4.0% of the total number of shares of common stock outstanding on December 31 of the preceding year and (ii) a number of shares of common stock determined by the Board. This amount excludes 8,863,987 shares of common stock which were added in January 2023 to the number of shares reserved and available for issuance under the 2019 Plan pursuant to the “evergreen” provision.
(5)This includes securities issuable under the 2014 Plan. Persons eligible to participate in the 2014 Plan are those employees, officers, directors, consultants, and advisors, as selected from time to time by the Compensation Committee, as administrators. The 2014 Plan permits the grant of (1) stock options to purchase common stock and (2) shares of common stock. The per share option exercise price and term of each option were determined by the Compensation Committee. The 2014 Plan provides that in connection with a “change in control,” as defined in the 2014 Plan, the Compensation Committee may take whatever action with respect to outstanding options it deems necessary or desirable, including, without limitation, accelerating the vesting, expiration, or termination date of such stock options. No stock options may be granted under the 2014 Plan after February 10, 2024.
(6)This includes 792,795 shares issuable upon exercise of outstanding stock options and 147,718 shares issuable upon settlement of outstanding RSUs.

Notice of Annual Meeting of Shareholders and 2023 Proxy Statement | 51

ITEM 3: APPROVAL, ON A NON-BINDING ADVISORY BASIS, OF THE COMPENSATION OF OUR NEOs

We are offering our shareholders an opportunity to cast a non-binding advisory vote to approve the compensation of our NEOs, as disclosed in this Proxy Statement, pursuant to Section 14A of the Exchange Act, which was put in place by the Dodd-Frank Wall Street Reform and Consumer Protection Act enacted in July 2010 (commonly referred to as a “say-on-pay” vote). The say-on-pay vote gives you, as a shareholder, the opportunity to express your views regarding the compensation of our NEOs by voting to approve or not approve such compensation as described in this Proxy Statement. Although the vote is non-binding, our Board and our Compensation Committee value the opinion of our shareholders and will take into account the outcome of the vote when considering future executive compensation elements and the overall program design, as it relates to our NEOs. During the 2020 Annual Meeting of Shareholders, shareholders voted to hold the say-on-pay vote on an annual basis.
Our Compensation Committee believes that the objectives of our executive compensation program, as it relates to our NEOs, are appropriate for a company of our size and stage of development and that our compensation policies and practices help meet those objectives. In addition, our Compensation Committee believes that our executive compensation program, as it relates to our NEOs, achieves an appropriate balance between fixed compensation and variable incentive compensation, pays for performance, and promotes an alignment between the interests of our NEOs and our shareholders. Accordingly, we are asking our shareholders to approve the compensation of our NEOs. This advisory vote is not intended to be limited or specific to any particular element of compensation, but rather to cover the overall compensation of our NEOs, and the compensation policies and practices described in this Proxy Statement as they relate to our NEOs.
Prior to casting your vote on this proposal, you are encouraged to read this Proxy Statement, and in particular the sections titled “Compensation Discussion and Analysis” and “2022 Executive Compensation,” which includes the compensation tables and narrative discussion, for a more detailed discussion of our compensation philosophy, objectives, and programs.
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE, ON A NON-BINDING ADVISORY BASIS, FOR THE APPROVAL OF THE COMPENSATION OF OUR NEOs.

Notice of Annual Meeting of Shareholders and 2023 Proxy Statement | 52

GENERAL INFORMATION
This Proxy Statement and the proxy card are first being mailed to our shareholders on or about April 20, 2023. In accordance with the rules of the SEC, we are advising our shareholders of the online availability of our proxy materials related to our forthcoming Annual Meeting. Because we have elected to utilize the “full-set delivery” option, we are delivering to all shareholders paper copies of all of the proxy materials, as well as providing access to those proxy materials on a publicly accessible website. This Proxy Statement and our 2022 Annual Report are available to holders of our common stock at www.proxyvote.com.
SHAREHOLDERS ENTITLED TO VOTE

All shareholders of record of our common stock at the close of business on April 13, 2023 (the Record Date), are entitled to receive the Notice and to vote their shares at the Annual Meeting. As of the Record Date, 226,427,193 shares of our common stock were outstanding. Each share is entitled to one vote on each matter properly brought to the Annual Meeting.
ATTENDING THE ANNUAL MEETING

We will be hosting the Annual Meeting live via audio webcast. Any shareholders can attend the Annual Meeting online at www.virtualshareholdermeeting.com/OCGN2023. If you were a shareholder as of the Record Date or you hold a valid proxy for the Annual Meeting, you can vote at the Annual Meeting. A summary of the information you need to attend the Annual Meeting online is provided below:
•
Instructions on how to attend and participate online, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/OCGN2023.

•
Assistance with questions regarding how to attend and participate online will be provided at www.virtualshareholdermeeting.com/OCGN2023 on the day of the Annual Meeting.

•
The webcast will start on June 9, 2023, at 8 a.m. ET.

•
You will need your 16-digit control number to enter the Annual Meeting.

•
Shareholders may submit questions while attending the Annual Meeting online.

•
Webcast replay of the Annual Meeting will be available until June 9, 2024.

To attend and participate in the Annual Meeting, you will need the 16-digit control number included in the Notice, on your proxy card, or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest”, but you will not be able to vote, ask questions, or access the list of shareholders as of the Record Date.
During the virtual Annual Meeting, you may only submit questions in the question box provided at www.virtualshareholdermeeting.com/OCGN2023. We will respond to as many inquiries at the Annual Meeting as time allows.
We will have technicians ready to assist you with any technical difficulties you may have while accessing the Annual Meeting website. If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting website’s log-in page.

Notice of Annual Meeting of Shareholders and 2023 Proxy Statement | 53

OTHER MATTERS

The Annual Meeting is called for the purposes set forth in the Notice. Our Board is not aware of any other matters to be considered by the shareholders at the Annual Meeting other than the matters described in the Notice. However, the enclosed proxy confers discretionary authority on the persons named in the proxy card with respect to matters that may properly come before the Annual Meeting and that are not known to our Board at the date this Proxy Statement was printed. It is the intention of the persons named in the proxy card to vote in accordance with their best judgment on any such matter.
REQUIREMENTS FOR SUBMISSION OF DIRECTOR NOMINATIONS AND SHAREHOLDER PROPOSALS FOR NEXT YEAR’S ANNUAL MEETING

In order to be considered for inclusion in the proxy statement for our 2024 Annual Meeting of Shareholders, shareholders interested in submitting a proposal or nominating a director for election at next year’s Annual Meeting of Shareholders may do so by following the procedures prescribed in Rule 14a-8 promulgated under the Exchange Act. To be eligible for inclusion in our proxy materials, shareholder director nominations or proposals must be received at our principal executive offices no later than the close of business on December 22, 2023, which is the 120th day prior to the first anniversary we released this Proxy Statement to our shareholders for the 2023 Annual Meeting. To be included in our proxy materials, your director nomination or proposal must also comply with our Bylaws and Rule 14a-8 promulgated under the Exchange Act. If we change the date of the 2024 Annual Meeting of shareholders by more than 30 days from the anniversary of this year’s Annual Meeting, shareholders nominations or proposals must be received at a reasonable time before we begin to make available the proxy materials for the 2024 Annual Meeting of Shareholders in order to be considered for inclusion in our Proxy Statement. Such proposals should be sent to Ocugen, Inc., 11 Great Valley Parkway, Malvern, PA 19355 Attention: Corporate Secretary.
Alternatively, shareholders intending to present a proposal or nominate a director for election at the 2024 Annual Meeting of Shareholders without having the proposal or nomination included in our Proxy Statement must deliver written notice of the nomination or proposal to our Corporate Secretary at our principal executive offices no earlier than February 5, 2024, which is the 75th day prior to the first anniversary of the date we released this Proxy Statement to our shareholders for the 2023 Annual Meeting, and no later than March 6, 2024, which is the 45th day prior to the first anniversary of the date we released this Proxy Statement to our shareholders for the 2023 Annual Meeting. However, if we change the date of our 2024 Annual Meeting of Shareholders by more than 30 days from the anniversary of this year’s Annual Meeting, such nominations and proposals must be received no later than the close of business on the later of (a) the 90th day prior to our 2024 Annual Meeting of Shareholders and (b) the 10th day following the day we first publicly announce the date of our 2024 Annual Meeting of Shareholders. The shareholder’s written notice must include certain information concerning the shareholders and each nominee and proposal, as specified in our Bylaws. If the stockholder does not also satisfy the requirements of Rule 14a-4 promulgated under the Exchange Act, the persons named as proxies will be allowed to use their discretionary voting authority when and if the matter is raised at the 2024 annual meeting of shareholders. Such nominations or proposals should be sent to Ocugen, Inc., 11 Great Valley Parkway, Malvern, PA 19355 Attention: Corporate Secretary.
In addition, to comply with the universal proxy rules, shareholders intending to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 10, 2024.
SHAREHOLDER COMMUNICATIONS TO THE BOARD

Shareholders and other interested parties may communicate with the Board by writing to the Corporate Secretary, Ocugen, Inc., 11 Great Valley Parkway, Malvern, PA 19355. Communications intended for a specific director or directors should be addressed to their attention to the Corporate Secretary at the address provided above. Communications received from shareholders are forwarded directly to Board members as part of the materials mailed in advance of the next scheduled Board meeting following receipt of the communications. The Board has authorized the Corporate Secretary, at its discretion, to forward communications on a more

Notice of Annual Meeting of Shareholders and 2023 Proxy Statement | 54

expedited basis if circumstances warrant, or to exclude a communication if it is illegal, unduly hostile or threatening, or similarly inappropriate. Advertisements, solicitations for periodical or other subscriptions, and other similar communications generally will not be forwarded to the directors.
AVAILABILITY OF MATERIALS

Our 2022 Annual Report, including the financial statements and financial statement schedules, has been filed with the SEC and provides additional information about us, which is incorporated herein by reference. Our proxy statement for our 2023 Annual Meeting and, in compliance with securities rules, our 2022 Annual Report (together, the Proxy Materials) were mailed on April 20, 2023. In accordance with the rules of the SEC, we are advising our shareholders of the availability on the internet of our proxy materials related to our forthcoming Annual Meeting. Because we have elected to utilize the “full-set delivery” option, we are delivering to all shareholders paper copies of all of the proxy materials, as well as providing access to those proxy materials on a publicly accessible website. The Proxy Materials are available to holders of our common stock at www.proxyvote.com.
VOTING METHODS

You may vote at the Annual Meeting by voting online during the live audio webcast or you may cast your vote in any of the following ways:

Mailing your signed proxy card or voter instruction card.	Using the Internet at www.proxyvote.com	Calling toll-free from the United States, U.S. territories and Canada to 1-800-690-6903.
HOW YOUR SHARES WILL BE VOTED

In each case, your shares will be voted as you instruct. If you return a signed card, but do not provide voting instructions, your shares will be voted FOR each of the proposals. If you are the record holder of your shares, you may revoke or change your vote any time before the proxy is exercised. To do so, you must do one of the following:
•
Vote online at www.proxyvote.com or by telephone as instructed above. Only your latest online or telephone vote is counted. You may not revoke or change your vote online at www.proxyvote.com or by telephone after 11:59 p.m. ET on June 8, 2023.

•
Sign a new proxy card and submit it by mail, which must be received no later than June 8, 2023. Only your latest dated proxy card will be counted.

•
Attend the Annual Meeting at www.virtualshareholdermeeting.com/OCGN2023 and vote online during the live audio webcast. Attending the Annual Meeting will not by itself revoke a previously granted proxy.

•
Give our Corporate Secretary written notice at IR@ocugen.com before or at the meeting that you want to revoke your proxy.

If your shares are held by your broker, bank, or other holder of record as a nominee or agent (i.e., the shares are held in “street name”), you should follow the instructions provided by your broker, bank, or other holder of record.

Notice of Annual Meeting of Shareholders and 2023 Proxy Statement | 55

Deadline for Voting. The deadline for voting by telephone or Internet at www.proxyvote.com is 11:59 p.m. ET on June 8, 2023. If you are a registered shareholder and attend the meeting, you may also vote online during the Annual Meeting at www.virtualshareholdermeeting.com/OCGN2023.
BROKER VOTING AND VOTES REQUIRED FOR EACH PROPOSAL

If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in street name. The Notice has been forwarded to you by your broker, bank, or other holder of record who is considered the shareholders of record of those shares. As the beneficial owner, you may direct your broker, bank, or other holder of record on how to vote your shares by using the proxy card included in the materials made available or by following their instructions for voting online.
A broker non-vote occurs when a broker or other nominee that holds shares for another does not vote on a particular item because the nominee does not have discretionary voting authority for that item and has not received instructions from the beneficial owner of the shares. The following table summarizes how broker non-votes and abstentions are treated with respect to our proposals:
	Proposal	Votes Required	Treatment of Votes Withheld, Abstentions and Broker Non-Votes	Broker Discretionary Voting
Item 1:	Election of Class III Directors for a Three-Year Term Expiring in 2026	Plurality of the votes cast	Votes withheld and broker non-votes will have no effect on the outcome of the proposal	No
Item 2:	Ratification of Appointment of Ernst & Young as our Independent Registered Public Accounting Firm for 2023	Majority of the shares present, in person or represented by proxy at the meeting, and entitled to vote
Abstentions will have the effect of a vote “AGAINST” the proposal
Brokers have discretion to vote on this proposal and so we do not expect there to be broker non-votes with respect to this proposal; if there are broker non-votes they will have no effect on the outcome of this proposal
Yes
Item 3:	Approval, on a non-binding advisory basis, of the compensation of our NEOs	Majority of the shares present, in person or represented by proxy at the meeting, and entitled to vote	Abstentions will have the effect of a vote “AGAINST” the proposal and broker non-votes will have no effect on the outcome of this proposal	No
QUORUM

We must have a quorum to conduct business at the Annual Meeting. A quorum consists of the presence at the meeting either online during the live audio webcast or represented by proxy of the holders of a majority of the voting power of our outstanding shares of common stock entitled to vote generally in the election of directors. For the purpose of establishing a quorum, votes withheld, abstentions, including brokers holding customers’ shares of record who cause abstentions to be recorded at the meeting, and broker non-votes are considered shareholders who are present and entitled to vote, and count toward the quorum. If there is no quorum, the holders of a majority of shares present at the meeting in person or represented by proxy or the chairman of the meeting may adjourn the meeting to another date.

Notice of Annual Meeting of Shareholders and 2023 Proxy Statement | 56

PROXY SOLICITATION COSTS

We pay the cost of soliciting proxies. Proxies will be solicited on behalf of the Board by mail, telephone and other electronic means, or in person. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks, and other agents for the cost of forwarding proxy materials to beneficial owners.

Notice of Annual Meeting of Shareholders and 2023 Proxy Statement | 57

OCUGEN, INC.
C/O BROADRIDGE
P.O. BOX 1342
BRENTWOOD, NY 11717

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

DETACH AND RETURN THIS PORTION ONLY

OCUGEN, INC.

The Board of Directors recommends you vote FOR the following:

   01) Kirsten Castillo
   02) Prabha Fernandes, Ph.D.

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

The Board of Directors recommends you vote FOR the following proposals:

	For	Against	Abstain
2. Ratification of Appointment of Ernst & Young LLP as Ocugen, Inc.'s Independent Registered Public Accounting Firm for 2023	☐	☐	☐
3. Approval, on an advisory basis, of the compensation of Ocugen, Inc.'s named executive officers	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

SCAN TOVIEW MATERIALS & VOTE OCUGEN, INC. C/O BROADRIDGEP.O. BOX 1342 BRENTWOOD, NY 11717 VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/OCGN2023You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Your proxy card must be received no later than the day before the meeting date. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V12233-P93075 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.V12234-P93075OCUGEN, INC.Annual Meeting of Stockholders June 9, 2023 8:00 AM ETThis proxy is solicited by the Board of DirectorsThe stockholder(s) hereby appoint(s) Shankar Musunuri and Quan Vu, or either of them, as proxies, each with the power to appoint their substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of OCUGEN, INC. that the stockholder(s) are entitled to vote at the Annual Meeting of Stockholders, 8:00 AM ET on June 9, 2023, at www.virtualshareholdermeeting.com/OCGN2023, and any further adjournment or postponement thereof.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.Continued and to be signed on reverse side